UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Stephen Tate, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	October 31, 2021

Date of reporting period:	November 1, 2020 – October 31, 2021

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam Investments

Putnam Short Duration Bond Fund

Annual report
10 | 31 | 21

Income funds invest in bonds and other securities with the goal of providing a steady stream of income over time.

FUND SYMBOL
CLASS A
PARTX

Putnam
Short Duration Bond
Fund

Annual report
10 | 31 | 21

Message from the Trustees

December 10, 2021

Dear Fellow Shareholder:

In 2021, the stock market had another above-average year. Corporate earnings rose as the economy reopened and stimulus policies helped increase demand. Bonds, on the other hand, had a subpar year amid higher inflation. To respond to inflation risk, in part, the U.S. Federal Reserve has begun to reduce its monthly asset purchases, a program put in place during the Covid-19 pandemic.

Changes and opportunities lie ahead. In November, Congress passed the bipartisan Infrastructure Investment and Jobs Act. It will increase funding for roads, ports, rail, and other projects in the coming decade.

As companies continue to adapt to the pandemic, many of them face new challenges, like rebuilding supply chains, hiring workers, and addressing climate risk. Amid all of it, Putnam’s researchers will be actively looking for potential investments to meet the goals of your fund.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 2.25%; had they, returns would have been lower. See below and pages 8–10 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

Before June 1, 2018, the fund was managed with a materially different investment strategy and may have achieved materially different performance results under its current investment strategy from that shown for periods before this date.

Lipper peer group average provided by Lipper, a Refinitiv company.

* The ICE BofA U.S. Treasury Bill-ICE BofA 1-3 Year U.S. Corporate Linked Benchmark represents performance of the ICE BofA U.S. Treasury Bill Index from the inception date of the fund, December 23, 2008, through May 31, 2018, and performance of the ICE BofA 1-3 Year U.S. Corporate Index from June 1, 2018, forward.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 10/31/21. See above and pages 8–10 for additional fund performance information. Index descriptions can be found on page 15.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

2 Short Duration Bond Fund

What was the fund’s investment environment like during the reporting period?

Global financial markets had mixed results during the 12-month period, buoyed by a recovering economy, the lifting of mobility restrictions in some countries, and fiscal stimulus. Concerns about higher inflation, when the U.S. Federal Reserve would taper its bond-buying program, China’s economy, and the Covid-19 Delta variant have percolated throughout the markets over the last few months. In the U.S. bond markets, yields on longer-term Treasuries have been edging higher, while shorter-term yields have been relatively steady. Uncertainty in Washington, D.C., over the multitrillion-dollar infrastructure package weighed on investors’ minds as well.

In early November, Fed Chair Jerome Powell said the central bank will begin scaling back bond purchases by $15 billion per month. Still, he added that Fed officials can be patient on raising interest rates and that tapering does not signal higher rates any time soon. The yield on the benchmark 10-year U.S. Treasury note fluctuated for most of the 12-month period before rallying above 1.6% in October. Risk-driven assets

Short Duration Bond Fund 3

Allocations are shown as a percentage of the fund’s net assets as of 10/31/21. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Allocations may not total 100% because the chart includes the notional value of certain derivatives (the economic value for purposes of calculating periodic payment obligations), in addition to the market value of securities. Holdings and allocations may vary over time.

performed well overall but pulled back late in the period. Mortgage credit strategies performed well. But, investment-grade corporate credit was more subdued, dampened by a late-period rise in longer-term interest rates.

How did the fund perform for the 12 months ended October 31, 2021?

The fund’s class A shares returned 1.27%, outperforming the 0.77% gain in the primary benchmark, the ICE BofA 1-3 Year U.S. Corporate Index.

Which holdings and strategies aided the fund’s relative performance during the period?

Mortgage credit strategies contributed significantly to returns. Our allocations to commercial mortgage-backed securities [CMBS], including CMBS mezzanine cash bonds, interest-only [IO] CMBS, and investment-grade AAA-rated CMBS aided performance amid subdued volatility levels, robust demand from a broad investor base, and generally stronger fundamentals.

Residential mortgage credit also proved beneficial. Within the residential mortgage credit market, our exposure to agency credit risk transfer [CRT] securities added to performance. Agency CRTs benefited from favorable Covid-19 forbearance policies for homeowners and a strong housing market.

What about relative detractors?

Corporate credit strategies modestly detracted on a relative basis during the period. We had an underweight — or lower-than-benchmark — exposure to the sector, and that hampered relative performance. Investment-grade corporate credit spreads tightened during the period, as corporates remain supported by strong fundamentals and technicals. [Spreads are the yield advantage credit-sensitive bonds offer over comparable-maturity U.S. Treasuries.] With that said, the fund’s exposure to corporate credit continues to benefit the portfolio on an absolute basis.

4 Short Duration Bond Fund

How did the fund use derivatives?

The fund used interest-rate swaps for hedging term structure risk, for yield curve positioning, and for gaining exposure to rates in various countries.

What is your near-term outlook?

U.S. economic growth expectations have moderated somewhat. However, we believe gross domestic product will continue to grow at a rate above the longer-term trend into 2022. We were encouraged that U.S. cases of, and hospitalizations from, Covid-19 continued to steadily decline. In our view, the country seems to be moving past a July surge caused by the highly transmissible Delta variant.

We think these factors will support continued solid growth in corporate earnings. Strong cash-flow generation has helped boost companies’ earnings and enabled them to reduce debt, creating an overall positive backdrop for credit fundamentals, in our view.

Considering the Fed’s shift in tone, we think less bond buying by the central bank is likely to nudge real and nominal Treasury yields higher

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 10/31/21. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

Short Duration Bond Fund 5

in the months ahead. That said, we think the trend toward higher rates will be gradual as bond investors adjust their growth and inflation outlooks, leading to periods of market volatility.

What are your current views on the various sectors in which the fund invests?

Within corporate credit, we have a positive outlook for the fundamentals and overall supply-and-demand backdrop of investment-grade bonds. Our view on valuation is more neutral, however, given the relative tightness of yield spreads as of period-end. Our outlook is underpinned by the broad distribution of Covid-19 vaccines, U.S. fiscal stimulus measures, and a strong rebound in corporate earnings. But that is slightly offset by near-term supply chain disruptions and higher prices for raw materials.

In the CMBS market, we believe there are attractive risk-adjusted investment opportunities available amid an improving fundamental backdrop. Strong technicals and broad-based demand from investors have more than outweighed higher-than-average supply, in our view. We continue to find opportunities in higher quality, more liquid CMBS cash bonds, including mezzanine non-agency CMBS rated AA to BBB-, interest-only CMBS, and agency CMBS [multifamily collateral].

Within residential mortgage credit, given low mortgage rates, high demand, and a declining inventory of available homes, we think home prices are likely to continue rising. Given that prices have already risen substantially, we are aware that affordability has become a constraint for many prospective buyers. Against this backdrop, even with tighter yield spreads, we are finding value in investment-grade securities backed by non-agency residential loans. We also see value in legacy residential mortgage-backed securities and lower-quality segments of the agency CRT market.

It has been a challenging environment for prepayment-related investments. Still, we believe prepayment-protected subsectors offer value and diversification. We also continue to find selective opportunities in seasoned agency CRT mezzanine bonds, supported by

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

6 Short Duration Bond Fund

generally attractive valuations and backed by strong fundamentals, improving liquidity, and favorable policies.

Thank you, Albert, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

Short Duration Bond Fund 7

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended October 31, 2021, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R6, and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 10/31/21

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
Class A (12/23/08)
Before sales charge	1.82%	21.32%	1.95%	14.82%	2.80%	8.87%	2.87%	1.27%
After sales charge	1.64	18.59	1.72	12.24	2.34	6.42	2.10	–1.01
Class B (12/23/08)
Before CDSC	1.65	19.39	1.79	13.73	2.61	8.20	2.66	1.07
After CDSC	1.65	19.39	1.79	13.73	2.61	8.20	2.66	0.07
Class C (12/23/08)
Before CDSC	1.35	14.23	1.34	10.64	2.04	6.57	2.14	0.61
After CDSC	1.35	14.23	1.34	10.64	2.04	6.57	2.14	–0.39
Class R (12/23/08)
Net asset value	1.57	18.35	1.70	13.54	2.57	8.14	2.64	1.12
Class R6 (7/2/12)
Net asset value	2.08	24.42	2.21	16.27	3.06	9.65	3.12	1.52
Class Y (12/23/08)
Net asset value	2.08	24.40	2.21	16.31	3.07	9.79	3.16	1.52

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A shares reflect the deduction of the maximum 2.25% sales charge, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 1% in the first year, declining over time to 0.50% in the second year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R6, and Y shares have no initial sales charge or CDSC. Performance for class R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B and C share performance reflects conversion to class A shares after eight years.

8 Short Duration Bond Fund

Comparative index returns For periods ended 10/31/21

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
ICE BofA 1-3 Year U.S.
Corporate Index	3.54%	26.62%	2.39%	13.67%	2.60%	10.91%	3.51%	0.77%
ICE BofA U.S. Treasury
Bill - ICE BofA 1-3 Year
U.S. Corporate Linked	1.09	14.18	1.33	13.40	2.55	10.91	3.51	0.77
Benchmark*
Lipper Short Investment
Grade Debt Funds	2.71	20.07	1.83	11.21	2.14	8.89	2.87	1.30
category average†

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

Lipper peer group average provided by Lipper, a Refinitiv company.

* The ICE BofA U.S. Treasury Bill-ICE BofA 1-3 Year U.S. Corporate Linked Benchmark represents performance of the ICE BofA U.S. Treasury Bill Index from the inception date of the fund, December 23, 2008, through May 31, 2018, and performance of the ICE BofA 1-3 Year U.S. Corporate Index from June 1, 2018, forward.

† Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 10/31/21, there were 373, 336, 295, 200, and 160 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $11,939 and $11,423, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class R, R6, and Y shares would have been valued at $11,835, $12,442, and $12,440, respectively.

Short Duration Bond Fund 9

Fund price and distribution information For the 12-month period ended 10/31/21

Distributions	Class A		Class B	Class C	Class R	Class R6	Class Y
Number	12		12	12	12	12	12
Income	$0.159416		$0.138720	$0.082275	$0.134445	$0.185377	$0.185377
Capital gains	—		—	—	—	—	—
Total	$0.159416		$0.138720	$0.082275	$0.134445	$0.185377	$0.185377
	Before	After	Net	Net	Net	Net	Net
	sales	sales	asset	asset	asset	asset	asset
Share value	charge	charge	value	value	value	value	value
10/31/20	$10.21	$10.45	$10.20	$10.18	$10.26	$10.25	$10.23
10/31/21	10.18	10.41	10.17	10.16	10.24	10.22	10.20
	Before	After	Net	Net	Net	Net	Net
Current rate	sales	sales	asset	asset	asset	asset	asset
(end of period)	charge	charge	value	value	value	value	value
Current dividend rate[1]	1.33%	1.30%	1.13%	0.59%	1.09%	1.58%	1.58%
Current 30-day
SEC yield[2]	N/A	1.01	0.83	0.29	0.79	1.28	1.28

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (2.25% for class A shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Fund performance as of most recent calendar quarter Total return for periods ended 9/30/21

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
Class A (12/23/08)
Before sales charge	1.87%	22.02%	2.01%	15.37%	2.90%	9.33%	3.02%	1.87%
After sales charge	1.69	19.27	1.78	12.77	2.43	6.87	2.24	–0.42
Class B (12/23/08)
Before CDSC	1.70	20.10	1.85	14.18	2.69	8.65	2.80	1.67
After CDSC	1.70	20.10	1.85	14.18	2.69	8.65	2.80	0.67
Class C (12/23/08)
Before CDSC	1.40	15.07	1.41	11.13	2.13	7.00	2.28	1.21
After CDSC	1.40	15.07	1.41	11.13	2.13	7.00	2.28	0.21
Class R (12/23/08)
Net asset value	1.62	19.05	1.76	13.99	2.65	8.58	2.78	1.71
Class R6 (7/2/12)
Net asset value	2.14	25.35	2.28	16.91	3.17	10.21	3.30	2.22
Class Y (12/23/08)
Net asset value	2.13	25.21	2.27	16.84	3.16	10.13	3.27	2.13

See the discussion following the fund performance table on page 8 for information about the calculation of fund performance.

10 Short Duration Bond Fund

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class R	Class R6	Class Y
Total annual operating expenses for the
fiscal year ended 10/31/20	0.63%	0.83%	1.38%	0.88%	0.38%	0.38%
Annualized expense ratio for the
six-month period ended 10/31/21*	0.62%	0.82%	1.37%	0.87%	0.37%	0.37%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 5/1/21 to 10/31/21. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$3.12	$4.13	$6.89	$4.38	$1.87	$1.87
Ending value (after expenses)	$998.70	$998.70	$995.90	$998.50	$1,000.00	$1,000.90

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/21. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period (184); and then dividing that result by the number of days in the year (365).

Short Duration Bond Fund 11

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 10/31/21, use the following calculation method. To find the value of your investment on 5/1/21, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$3.16	$4.18	$6.97	$4.43	$1.89	$1.89
Ending value (after expenses)	$1,022.08	$1,021.07	$1,018.30	$1,020.82	$1,023.34	$1,023.34

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/21. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period (184); and then dividing that result by the number of days in the year (365).

12 Short Duration Bond Fund

Consider these risks before investing

Allocation of assets among fixed-income strategies and sectors may hurt performance. The effects of inflation may erode the value of your investment over time. The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, geography, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings.

Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk, which means that they may increase in value less when interest rates decline and decline in value more when interest rates rise.

The fund may have to invest the proceeds from prepaid investments in other investments with less attractive terms and yields. The fund’s exposure to mortgage-backed securities may make the fund’s net asset value more susceptible to economic, market, political, and other developments affecting the housing or real estate markets and the servicing of mortgage loans secured by real estate parties. International investing involves currency, economic, and political risks. Emerging-market securities have illiquidity and volatility risks. The fund may not achieve its goal, and it is not intended to be a complete investment program. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations.

Our investment techniques, analyses, and judgments may not produce the outcome we intend. The investments we select for the fund may not perform as well as other securities that we do not select for the fund. We, or the fund’s other service providers, may experience disruptions or operating errors that could have a negative effect on the fund. You can lose money by investing in the fund.

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Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions. They are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 2.25% maximum sales charge for class A shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 1% maximum during the first year to 0.50% during the second year. After the second year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS), also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency credit risk transfer security (CRT) is backed by a reference pool of agency mortgages. Unlike a regular agency pass-through, the principal invested in a CRT is not backed by a U.S. government agency. To compensate investors for this risk, a CRT typically offers a higher yield than conventional pass-through securities. Similar to a CMBS, a CRT is structured into various tranches for investors, offering different levels of risk and yield based on the underlying reference pool.

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association

14 Short Duration Bond Fund

(Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

° Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofA (Intercontinental Exchange Bank of America) 1-3 Year U.S. Corporate Index is an unmanaged index of U.S. investment-grade corporate debt with a remaining term to maturity of less than three years.

ICE BofA U.S. Treasury Bill - ICE BofA 1-3 Year U.S. Corporate Linked Benchmark represents the performance of the ICE BofA U.S. Treasury Bill Index from the inception date of the fund, December 23, 2008, through May 31, 2018, and the performance of the ICE BofA 1-3 Year U.S. Corporate Index from June 1, 2018, and thereafter.

ICE BofA U.S. Treasury Bill Index is an unmanaged index that tracks the performance of U.S. dollar-denominated U.S. Treasury bills publicly issued in the U.S. domestic market. Qualifying securities must have a remaining term of at least one month to final maturity and a minimum amount outstanding of $1 billion.

S&P 500® Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

BLOOMBERG®  is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom, and to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Lipper, a Refinitiv company, is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Short Duration Bond Fund 15

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2021, are available in the Individual Investors section of putnam.com and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of October 31, 2021, Putnam employees had approximately $584,000,000 and the Trustees had approximately $82,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Liquidity risk management program

Putnam, as the administrator of the fund’s liquidity risk management program (appointed by the Board of Trustees), presented the most recent annual report on the program to the Trustees in April 2021. The report covered the structure of the program, including the program documents and related policies and procedures adopted to comply with Rule 22e-4 under the Investment Company Act of 1940, and reviewed the operation of the program from January 2020 through December 2020. The report included a description of the annual liquidity assessment of the fund that Putnam performed in November 2020. The report noted that there were no material compliance exceptions identified under Rule 22e-4 during the period. The report included a review of the governance of the program and the methodology for classification of the fund’s investments. The report also included a discussion of liquidity monitoring during the period, including during the market liquidity challenges caused by the Covid-19 pandemic, and the impact those challenges had on the liquidity of the fund’s investments. Putnam concluded that the program has been operating effectively and adequately to ensure compliance with Rule 22e-4.

16 Short Duration Bond Fund

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Short Duration Bond Fund 17

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and another affiliate, The Putnam Advisory Company (“PAC”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel considered any possible changes to the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and, as applicable, identified those changes to Putnam Management. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2021, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2021, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 2021 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2021. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not attempted to evaluate PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund and the application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of any economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater

18 Short Duration Bond Fund

scrutiny in some years than others and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with certain exceptions primarily involving newly launched or repositioned funds, the current fee arrangements under the vast majority of the funds’ management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to fund shareholders. (Two funds, one of which is your fund, have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.)

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment strategy, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee schedule for your fund would be appropriate at this time.

Under its management contract, your fund pays a management fee at a fixed rate of 37 basis points to Putnam Management. Putnam Management is obligated to pay, out of the management fee, all of the fund’s organizational and other operating expenses (including investor servicing fees), excluding only fees payable under the fund’s distribution plans, any applicable performance-based upward or downward adjustments to the fund’s base management fee, brokerage, interest, taxes, investment-related expenses, extraordinary expenses and acquired fund fees and expenses.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. The Trustees and Putnam Management and the funds’ investor servicing agent, Putnam Investor Services, Inc. (“PSERV”), have implemented expense limitations that were in effect during your fund’s fiscal year ending in 2020. These expense limitations were: (i) a contractual expense limitation applicable to specified open-end funds, including your fund, of 25 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified open-end funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds, including your fund, had sufficiently low expenses that these expense limitations were not operative during their fiscal years ending in 2020. (In light of the fact that, under your fund’s management contract, Putnam Management bears many of the fund’s organizational and operating expenses, as a practical matter it is unlikely that these expense limitations would become operative with respect to your fund.) Putnam Management and PSERV have agreed to maintain these expense limitations until at least February 28, 2023. Putnam Management and PSERV’s commitment to these expense limitation arrangements, which were intended to support an effort to have fund expenses meet competitive standards, was an important factor in the Trustees’ decision to approve the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fees), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the second quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the first quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2020. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee

Short Duration Bond Fund 19

and expense data reported by Broadridge as of December 31, 2020 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of the revenues, expenses and profitability of Putnam Management and its affiliates, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place for the Putnam funds, including the fee schedule for your fund, represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of any economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees in connection with their annual contract review for the Putnam funds included information regarding services provided and fees charged by Putnam Management and its affiliates to other clients, including defined benefit pension and profit-sharing plans, sub-advised mutual funds, private funds sponsored by affiliates of Putnam Management, model-only separately managed accounts and Putnam Management’s newly launched exchange-traded funds. This information included, in cases where a product’s investment strategy corresponds with a fund’s strategy, comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these clients as compared to the services provided to the Putnam funds. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate marketplaces. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for other clients, and the Trustees also considered the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of Putnam Management’s investment process and performance by the work of the investment oversight committees of the Trustees and the full Board of Trustees, which meet on a regular basis with individual portfolio managers and with senior management of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that, in the aggregate, The Putnam Funds generally performed well in 2020, which Putnam Management characterized as a challenging year with significant volatility and varied market dynamics. On an asset-weighted basis, the Putnam funds ranked in the second quartile of their peers as determined by Lipper Inc. (“Lipper”) for the year ended December 31, 2020 and, on an asset-weighted-basis, delivered a gross return that was 2.3% ahead of their benchmarks in 2020. In addition to the performance of the individual Putnam funds, the Trustees considered, as they had in prior years, the performance of The Putnam Fund complex versus competitor fund complexes. In this regard, the Trustees observed that The Putnam Funds’ relative performance,

20 Short Duration Bond Fund

as reported in the Barron’s/Lipper Fund Families survey, continued to be exceptionally strong over the long term, with The Putnam Funds ranking as the 3rd best performing mutual fund complex out of 44 complexes for the ten-year period, with 2020 marking the fourth consecutive year that The Putnam Funds have ranked in the top ten fund complexes for the ten-year period. The Trustees noted that The Putnam Funds’ performance was solid over the one- and five-year periods, with The Putnam Funds ranking 22nd out of 53 complexes and 14th out of 50 complexes, respectively. In addition to the Barron’s/Lipper Fund Families Survey, the Trustees also considered the funds’ ratings assigned by Morningstar Inc., noting that 26 of the funds were four- or five-star rated at the end of 2020 (representing an increase of four funds year-over-year) and that this included seven funds that had achieved a five-star rating (representing an increase of two funds year-over-year). They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2020 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor closely the performance of those funds and evaluate whether additional actions to address areas of underperformance may be warranted.

For purposes of the Trustees’ evaluation of the Putnam funds’ investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which Putnam Management informed the Trustees that meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and comparisons of those returns to the returns of selected investment benchmarks. In the case of your fund, the Trustees considered information about your fund’s total return and its performance relative to its benchmark over the one-year, three-year and five-year periods ended December 31, 2020. Your fund’s class A shares’ return, net of fees and expenses, was positive but trailed the return of its benchmark over the one-year and three-year periods ended December 31, 2020, and was positive and exceeded the return of its benchmark over the five-year period ended December 31, 2020. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees considered Putnam Management’s continued efforts to support fund performance through certain initiatives, including structuring compensation for portfolio managers to enhance accountability for fund performance, emphasizing accountability in the portfolio management process and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management had made selective hires and internal promotions in 2020 to strengthen its investment team.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used predominantly to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee. In addition, with the assistance of their Brokerage Committee, the Trustees indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management, sub-management and sub-advisory contracts, the Trustees reviewed your fund’s investor servicing agreement with PSERV and its distributor’s contract and

Short Duration Bond Fund 21

distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are fair and reasonable in relation to the nature and quality of such services, the fees paid by competitive funds and the costs incurred by PSERV and PRM, as applicable, in providing such services. Furthermore, the Trustees were of the view that the investor services provided by PSERV were required for the operation of the funds, and that they were of a quality at least equal to those provided by other providers.

22 Short Duration Bond Fund

Audited financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s audited financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Short Duration Bond Fund 23

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Putnam Funds Trust and Shareholders of
Putnam Short Duration Bond Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund’s portfolio, of Putnam Short Duration Bond Fund (one of the funds constituting Putnam Funds Trust, referred to hereafter as the “Fund”) as of October 31, 2021, the related statement of operations for the year ended October 31, 2021, the statement of changes in net assets for each of the two years in the period ended October 31, 2021, including the related notes, and the financial highlights for each of the two years in the period ended October 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2021 and the financial highlights for each of the two years in the period ended October 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended October 31, 2019 and the financial highlights for each of the periods ended on or prior to October 31, 2019 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated December 13, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 10, 2021

We have served as the auditor of one or more investment companies in the Putnam Investments family of funds since at least 1957. We have not been able to determine the specific year we began serving as auditor.

24 Short Duration Bond Fund

The fund’s portfolio 10/31/21

CORPORATE BONDS AND NOTES (51.1%)*	Principal amount	Value
Banking (14.2%)
ANZ New Zealand Int’l, Ltd./London 144A company guaranty sr. unsec. FRN (BBA LIBOR USD 3 Month + 1.00%), 1.125%, 1/25/22 (United Kingdom)	$2,060,000	$2,064,577
Australia & New Zealand Banking Group, Ltd. sr. unsec. notes Ser. MTN, 2.05%, 11/21/22	5,000,000	5,088,048
Banco Santander SA sr. unsec. unsub. FRN 1.722%, 9/14/27 (Spain)	22,600,000	22,259,261
Bank of America Corp. sr. unsec. unsub. FRN 3.55%, 3/5/24	2,430,000	2,520,367
Bank of America Corp. sr. unsec. unsub. FRN 2.881%, 4/24/23	2,060,000	2,082,124
Bank of America Corp. unsec. sub. notes Ser. MTN, 4.45%, 3/3/26	32,011,000	35,476,824
Bank of America Corp. unsec. sub. notes Ser. MTN, 4.20%, 8/26/24	15,165,000	16,407,149
Bank of New York Mellon Corp. (The) sr. unsec. notes Ser. MTN, 1.85%, 1/27/23	7,500,000	7,623,555
Bank of New York Mellon Corp. (The) sr. unsec. unsub. notes 0.85%, 10/25/24	2,205,000	2,199,923
Bank of Nova Scotia (The) sr. unsec. notes 1.30%, 6/11/25 (Canada)	8,750,000	8,746,263
Bank of Nova Scotia (The) sr. unsec. notes 2.00%, 11/15/22 (Canada)	5,620,000	5,712,276
Banque Federative du Credit Mutuel SA 144A sr. unsec. notes 1.604%, 10/4/26 (France)	5,000,000	4,983,126
Banque Federative du Credit Mutuel SA 144A sr. unsec. notes 0.65%, 2/27/24 (France)	7,500,000	7,440,652
BNP Paribas SA 144A sr. unsec. notes 2.95%, 5/23/22 (France)	680,000	689,514
BPCE SA 144A sr. unsec. notes 1.00%, 1/20/26 (France)	15,798,000	15,386,746
CIT Bank NA sr. unsec. FRN Ser. BKNT, 2.969%, 9/27/25	1,000,000	1,030,000
Citigroup, Inc. sr. unsec. FRN 4.044%, 6/1/24	9,480,000	9,966,052
Citigroup, Inc. sr. unsec. unsub. FRN (BBA LIBOR USD 3 Month + 0.96%), 1.084%, 4/25/22	1,370,000	1,374,206
Citigroup, Inc. sr. unsec. unsub. notes 4.50%, 1/14/22	500,000	504,000
Citigroup, Inc. unsec. sub. notes 4.60%, 3/9/26	10,945,000	12,207,976
Citigroup, Inc. unsec. sub. notes 3.50%, 5/15/23	6,250,000	6,504,552
Citizens Financial Group, Inc. 144A unsec. sub. notes 4.15%, 9/28/22	960,000	988,553
Credit Suisse AG/New York, NY sr. unsec. notes 2.80%, 4/8/22	3,450,000	3,486,896
Credit Suisse Group AG sr. unsec. unsub. notes 1.25%, 8/7/26	14,188,000	13,887,725
Credit Suisse Group Funding Guernsey, Ltd. company guaranty sr. unsec. unsub. notes 4.55%, 4/17/26 (Switzerland)	8,750,000	9,721,682
Danske Bank A/S 144A sr. unsec. notes 1.549%, 9/10/27 (Denmark)	10,000,000	9,764,870
DNB Bank ASA 144A sr. unsec. notes 2.15%, 12/2/22 (Norway)	6,585,000	6,710,659
Fifth Third Bancorp sr. unsec. notes 1.625%, 5/5/23	3,000,000	3,042,772
Fifth Third Bancorp sr. unsec. sub. notes 2.375%, 1/28/25	5,000,000	5,160,641
JPMorgan Chase & Co. sr. unsec. unsub. FRN 4.023%, 12/5/24	4,627,000	4,918,804
JPMorgan Chase & Co. sr. unsec. unsub. FRN 2.083%, 4/22/26	2,313,000	2,359,093
JPMorgan Chase & Co. sr. unsec. unsub. notes 3.797%, 7/23/24	6,042,000	6,349,056
JPMorgan Chase & Co. unsec. sub. notes 3.875%, 9/10/24	18,030,000	19,383,710
JPMorgan Chase & Co. unsec. sub. notes 3.375%, 5/1/23	9,250,000	9,619,599
National Australia Bank, Ltd./New York, NY sr. unsec. notes 2.80%, 1/10/22 (Australia)	2,430,000	2,441,445
PNC Bank NA sr. unsec. FRN 2.028%, 12/9/22	2,635,000	2,638,832
PNC Bank NA sr. unsec. unsub. notes 3.30%, 10/30/24	6,635,000	7,096,717

Short Duration Bond Fund 25

CORPORATE BONDS AND NOTES (51.1%)* cont.	Principal amount	Value
Banking cont.
Royal Bank of Canada sr. unsec. unsub. notes Ser. GMTN, 3.70%, 10/5/23 (Canada)	$1,510,000	$1,598,496
Toronto-Dominion Bank (The) sr. unsec. unsub. notes Ser. MTN, 1.90%, 12/1/22 (Canada)	5,745,000	5,832,502
Truist Bank sr. unsec. FRN Ser. BKNT, 3.689%, 8/2/24	2,350,000	2,473,989
Truist Bank sr. unsec. notes Ser. BKNT, 2.15%, 12/6/24	3,000,000	3,099,768
Truist Bank sr. unsec. notes Ser. BKNT, 1.50%, 3/10/25	6,000,000	6,064,254
Truist Bank sr. unsec. unsub. notes Ser. BNKT, 3.20%, 4/1/24	6,655,000	7,012,716
Truist Financial Corp. sr. unsec. unsub. notes 4.00%, 5/1/25	1,128,000	1,229,507
U.S. Bancorp sr. unsec. notes 1.45%, 5/12/25	9,420,000	9,510,754
U.S. Bancorp unsec. sub. notes Ser. MTN, 3.60%, 9/11/24	3,800,000	4,074,496
U.S. Bancorp unsec. sub. notes unsec. sub. notes Ser. MTN, 2.95%, 7/15/22	1,315,000	1,336,025
UBS AG/London 144A sr. unsec. notes 1.75%, 4/21/22 (United Kingdom)	4,835,000	4,859,721
UBS Group AG 144A sr. unsec. FRN 1.494%, 8/10/27 (Switzerland)	5,500,000	5,382,234
UBS Group AG 144A sr. unsec. notes 3.491%, 5/23/23 (Switzerland)	8,765,000	8,904,302
UniCredit SpA 144A sr. unsec. notes 6.572%, 1/14/22 (Italy)	7,000,000	7,078,645
Wells Fargo & Co. sr. unsec. unsub. notes Ser. MTN, 3.75%, 1/24/24	9,230,000	9,793,924
		356,089,578
Basic materials (2.5%)
Air Products & Chemicals, Inc. sr. unsec. notes 1.50%, 10/15/25	2,600,000	2,627,859
Celanese US Holdings, LLC company guaranty sr. unsec. notes 3.50%, 5/8/24 (Germany)	893,000	942,918
Celanese US Holdings, LLC company guaranty sr. unsec. notes 1.40%, 8/5/26 (Germany)	9,550,000	9,390,094
CF Industries, Inc. company guaranty sr. unsec. notes 3.45%, 6/1/23	1,143,000	1,185,222
CF Industries, Inc. 144A company guaranty sr. notes 4.50%, 12/1/26	3,204,000	3,616,279
Georgia-Pacific, LLC 144A sr. unsec. notes 1.75%, 9/30/25	5,000,000	5,071,076
Georgia-Pacific, LLC 144A sr. unsec. notes 0.95%, 5/15/26	10,346,000	10,114,626
Glencore Funding, LLC 144A company guaranty sr. unsec. notes 1.625%, 4/27/26	2,500,000	2,467,798
Glencore Funding, LLC 144A company guaranty sr. unsec. notes 1.625%, 9/1/25	8,686,000	8,627,969
Glencore Funding, LLC 144A company guaranty sr. unsec. unsub. notes 4.625%, 4/29/24	894,000	964,881
Graphic Packaging International, LLC 144A company guaranty sr. notes 1.512%, 4/15/26	7,461,000	7,359,342
International Flavors & Fragrances, Inc. sr. unsec. unsub. notes 3.20%, 5/1/23	3,450,000	3,554,164
International Flavors & Fragrances, Inc. 144A sr. unsec. unsub. notes 1.23%, 10/1/25	4,600,000	4,543,084
Nutrien, Ltd. sr. unsec. notes 1.90%, 5/13/23 (Canada)	765,000	777,600
Sherwin-Williams Co. (The) sr. unsec. unsub. notes 2.75%, 6/1/22	422,000	426,489
		61,669,401
Capital goods (2.7%)
Berry Global, Inc. 144A company guaranty sr. notes 1.65%, 1/15/27	11,250,000	11,004,525
Berry Global, Inc. 144A company guaranty sr. notes 1.57%, 1/15/26	93,000	91,867

26 Short Duration Bond Fund

CORPORATE BONDS AND NOTES (51.1%)* cont.	Principal amount	Value
Capital goods cont.
Boeing Co. (The) sr. unsec. notes 4.508%, 5/1/23	$6,000,000	$6,290,473
Boeing Co. (The) sr. unsec. notes 2.75%, 2/1/26	10,330,000	10,681,088
Honeywell International, Inc. sr. unsec. unsub. notes 2.15%, 8/8/22	5,000,000	5,063,560
Northrop Grumman Corp. sr. unsec. notes 2.93%, 1/15/25	6,150,000	6,448,865
Otis Worldwide Corp. sr. unsec. notes 2.056%, 4/5/25	6,500,000	6,657,761
Republic Services, Inc. sr. unsec. notes 2.50%, 8/15/24	3,000,000	3,117,076
Republic Services, Inc. sr. unsec. notes 0.875%, 11/15/25	6,000,000	5,859,409
Waste Management, Inc. company guaranty sr. unsec. notes 0.75%, 11/15/25	7,700,000	7,525,027
Waste Management, Inc. company guaranty sr. unsec. unsub. notes 2.90%, 9/15/22	3,585,000	3,638,742
		66,378,393
Communication services (3.8%)
American Tower Corp. sr. unsec. notes 1.60%, 4/15/26	13,209,000	13,136,842
AT&T, Inc. sr. unsec. unsub. notes 4.25%, 3/1/27	19,760,000	22,057,722
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp. company guaranty sr. notes 4.50%, 2/1/24	5,500,000	5,898,301
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp. company guaranty sr. sub. notes 4.908%, 7/23/25	2,213,000	2,460,942
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp. company guaranty sr. FRN (BBA LIBOR USD 3 Month + 1.65%), 1.782%, 2/1/24	1,615,000	1,655,115
Comcast Corp. company guaranty sr. unsec. unsub. notes 3.70%, 4/15/24	11,942,000	12,735,582
Cox Communications, Inc. 144A sr. unsec. notes 3.15%, 8/15/24	2,497,000	2,623,756
Crown Castle International Corp. sr. unsec. notes 3.20%, 9/1/24 R	6,840,000	7,205,233
Equinix, Inc. sr. unsec. sub. notes 2.90%, 11/18/26 R	718,000	752,842
Equinix, Inc. sr. unsec. sub. notes 2.625%, 11/18/24 R	2,300,000	2,389,080
Equinix, Inc. sr. unsec. sub. notes 1.00%, 9/15/25 R	6,000,000	5,880,984
T-Mobile USA, Inc. company guaranty sr. notes 3.50%, 4/15/25	8,000,000	8,532,328
Verizon Communications, Inc. sr. unsec. unsub. notes 2.625%, 8/15/26	10,000,000	10,484,216
		95,812,943
Conglomerates (0.6%)
Siemens Financieringsmaatschappij NV 144A company guaranty sr. unsec. notes 0.65%, 3/11/24 (Netherlands)	15,000,000	14,938,715
		14,938,715
Consumer cyclicals (4.3%)
Amazon.com, Inc. sr. unsec. notes 2.80%, 8/22/24	4,650,000	4,884,277
Amazon.com, Inc. sr. unsec. notes 2.50%, 11/29/22	1,370,000	1,394,846
D.R. Horton, Inc. company guaranty sr. unsec. unsub. notes 1.30%, 10/15/26	10,620,000	10,416,141
General Motors Financial Co., Inc. sr. unsec. notes 1.70%, 8/18/23	8,050,000	8,166,947
General Motors Financial Co., Inc. sr. unsec. sub. notes 2.75%, 6/20/25	4,070,000	4,225,787
General Motors Financial Co., Inc. sr. unsec. sub. notes 1.50%, 6/10/26	15,000,000	14,769,402

Short Duration Bond Fund 27

CORPORATE BONDS AND NOTES (51.1%)* cont.	Principal amount	Value
Consumer cyclicals cont.
General Motors Financial Co., Inc. sr. unsec. sub. notes 1.05%, 3/8/24	$6,327,000	$6,313,415
Global Payments, Inc. sr. unsec. notes 1.20%, 3/1/26	5,280,000	5,154,637
Global Payments, Inc. sr. unsec. unsub. notes 4.00%, 6/1/23	3,500,000	3,669,528
IHS Markit, Ltd. sr. unsec. notes 3.625%, 5/1/24 (United Kingdom)	900,000	949,500
IHS Markit, Ltd. 144A company guaranty sr. unsec. notes 5.00%, 11/1/22 (United Kingdom)	1,845,000	1,904,963
Interpublic Group of Cos., Inc. (The) sr. unsec. notes 4.20%, 4/15/24	2,354,000	2,522,027
Lennar Corp. company guaranty sr. unsec. notes 4.50%, 4/30/24	9,870,000	10,548,563
Moody’s Corp. sr. unsec. notes 4.875%, 2/15/24	2,345,000	2,533,629
Omnicom Group, Inc. company guaranty sr. unsec. unsub. notes 3.60%, 4/15/26	5,960,000	6,437,405
Sirius XM Radio, Inc. 144A company guaranty sr. unsec. notes 3.125%, 9/1/26	6,000,000	6,007,500
Square, Inc. 144A sr. unsec. notes 2.75%, 6/1/26	5,575,000	5,636,294
Stellantis Finance US, Inc. 144A company guaranty sr. unsec. notes 1.711%, 1/29/27	4,700,000	4,614,700
VF Corp. sr. unsec. notes 2.40%, 4/23/25	1,340,000	1,386,845
VF Corp. sr. unsec. notes 2.05%, 4/23/22	2,185,000	2,201,513
ViacomCBS, Inc. company guaranty sr. unsec. unsub. notes 3.50%, 1/15/25	1,000,000	1,062,623
ViacomCBS, Inc. sr. unsec. notes 4.75%, 5/15/25	3,500,000	3,883,272
		108,683,814
Consumer finance (1.5%)
AerCap Ireland Capital DAC/AerCap Global Aviation Trust company guaranty sr. unsec. notes 2.45%, 10/29/26 (Ireland)	14,000,000	14,131,449
Air Lease Corp. sr. unsec. notes 0.80%, 8/18/24	8,500,000	8,360,927
Air Lease Corp. sr. unsec. sub. notes 3.50%, 1/15/22	1,375,000	1,383,167
Air Lease Corp. sr. unsec. unsub. notes 4.25%, 9/15/24	5,539,000	5,968,555
Capital One Financial Corp. sr. unsec. unsub. notes 3.50%, 6/15/23	6,500,000	6,784,665
		36,628,763
Consumer staples (1.8%)
Ashtead Capital, Inc. 144A company guaranty sr. unsec. notes 1.50%, 8/12/26	9,275,000	9,101,235
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes 3.30%, 10/15/22	5,000,000	5,123,294
ERAC USA Finance, LLC 144A company guaranty sr. unsec. unsub. notes 3.30%, 12/1/26	3,000,000	3,207,997
JDE Peet’s NV 144A company guaranty sr. unsec. notes 1.375%, 1/15/27 (Netherlands)	6,850,000	6,688,519
Keurig Dr Pepper, Inc. company guaranty sr. unsec. unsub. notes 4.417%, 5/25/25	6,870,000	7,558,414
Keurig Dr Pepper, Inc. company guaranty sr. unsec. unsub. notes 3.40%, 11/15/25	3,456,000	3,704,253
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec. unsub. notes 4.625%, 11/1/24	695,000	711,958
Mondelez International Holdings Netherlands BV 144A company guaranty sr. unsec. unsub. notes 1.25%, 9/24/26 (Netherlands)	10,000,000	9,800,023
		45,895,693

28 Short Duration Bond Fund

CORPORATE BONDS AND NOTES (51.1%)* cont.	Principal amount	Value
Energy (0.9%)
Cheniere Corpus Christi Holdings, LLC company guaranty sr. notes 7.00%, 6/30/24	$540,000	$604,488
Chevron USA, Inc. company guaranty sr. unsec. unsub. notes 0.687%, 8/12/25	11,491,000	11,293,594
Sabine Pass Liquefaction, LLC sr. notes 6.25%, 3/15/22	2,042,000	2,056,190
Sabine Pass Liquefaction, LLC sr. notes 5.75%, 5/15/24	2,000,000	2,201,947
Total Energies Capital International SA company guaranty sr. unsec. unsub. notes 2.434%, 1/10/25 (France)	5,000,000	5,193,743
		21,349,962
Financial (0.5%)
CIT Group, Inc. sr. unsec. sub. notes 5.00%, 8/1/23	560,000	595,000
CIT Group, Inc. sr. unsec. unsub. notes 5.25%, 3/7/25	3,865,000	4,241,838
Intercontinental Exchange, Inc. sr. unsec. notes 0.70%, 6/15/23	7,300,000	7,300,745
		12,137,583
Health care (4.5%)
AbbVie, Inc. sr. unsec. sub. notes 2.60%, 11/21/24 (acquired various dates 11/12/19 through 12/19/19, cost $12,880,355) ∆∆	12,885,000	13,416,396
AbbVie, Inc. sr. unsec. unsub. notes 3.20%, 5/14/26	9,905,000	10,559,161
Becton Dickinson and Co. sr. unsec. unsub. notes 3.734%, 12/15/24	582,000	624,229
Bristol-Myers Squibb Co. sr. unsec. notes 2.90%, 7/26/24	5,612,000	5,907,154
Bristol-Myers Squibb Co. sr. unsec. sub. notes 0.75%, 11/13/25	5,000,000	4,907,082
Cigna Corp. company guaranty sr. unsec. unsub. notes 3.75%, 7/15/23	431,000	452,305
Cigna Corp. sr. unsec. notes 1.25%, 3/15/26	10,000,000	9,887,161
CVS Health Corp. sr. unsec. unsub. notes 3.70%, 3/9/23	400,000	415,435
CVS Health Corp. sr. unsec. unsub. notes 2.875%, 6/1/26	17,000,000	17,892,583
DH Europe Finance II Sarl company guaranty sr. unsec. notes 2.20%, 11/15/24 (Luxembourg)	5,200,000	5,376,410
Elanco Animal Health, Inc. sr. unsec. notes Ser. WI, 5.272%, 8/28/23	1,300,000	1,384,240
Merck & Co., Inc. sr. unsec. notes 2.90%, 3/7/24	273,000	286,075
Merck & Co., Inc. sr. unsec. unsub. notes 2.75%, 2/10/25	1,704,000	1,788,549
Mylan NV company guaranty sr. unsec. notes 3.95%, 6/15/26	5,280,000	5,742,693
Novartis Capital Corp. company guaranty sr. unsec. notes 1.75%, 2/14/25	9,975,000	10,175,888
UnitedHealth Group, Inc. company guaranty sr. unsec. unsub. notes 1.25%, 1/15/26	4,955,000	4,952,423
UnitedHealth Group, Inc. sr. unsec. unsub. notes 2.375%, 8/15/24	2,000,000	2,080,081
Viatris, Inc. company guaranty sr. unsec. notes 1.65%, 6/22/25	14,480,000	14,504,442
Viatris, Inc. company guaranty 144A sr. unsec. notes 1.65%, 6/22/25	—	—
Zoetis, Inc. sr. unsec. notes 3.25%, 2/1/23	2,500,000	2,566,315
		112,918,622
Insurance (1.5%)
Athene Global Funding 144A notes 1.73%, 10/2/26	12,044,000	11,910,206
CNO Global Funding 144A notes 1.75%, 10/7/26	3,340,000	3,315,498
Fairfax US, Inc. 144A company guaranty sr. unsec. notes 4.875%, 8/13/24	2,157,000	2,328,199
Marsh & McLennan Cos., Inc. sr. unsec. sub. notes 3.875%, 3/15/24	2,000,000	2,135,270
Marsh & McLennan Cos., Inc. sr. unsec. unsub. notes 2.75%, 1/30/22	1,000,000	1,003,752
MassMutual Global Funding II 144A sr. notes 2.50%, 10/17/22	2,000,000	2,037,885

Short Duration Bond Fund 29

CORPORATE BONDS AND NOTES (51.1%)* cont.	Principal amount	Value
Insurance cont.
Metropolitan Life Global Funding I 144A notes 1.95%, 1/13/23	$3,135,000	$3,188,811
Metropolitan Life Global Funding I 144A sr. notes 3.00%, 1/10/23	1,085,000	1,118,036
New York Life Global Funding 144A notes 2.30%, 6/10/22	4,000,000	4,048,809
Pricoa Global Funding I 144A notes 2.40%, 9/23/24	5,000,000	5,176,829
		36,263,295
Investment banking/Brokerage (3.0%)
Deutsche Bank AG sr. unsec. unsub. FRN 2.129%, 11/24/26 (Germany)	8,270,000	8,310,073
Deutsche Bank AG sr. unsec. unsub. notes 1.686%, 3/19/26 (Germany)	6,750,000	6,732,713
Goldman Sachs Group, Inc. (The) sr. unsec. FRN 1.948%, 10/21/27	15,000,000	15,020,475
Goldman Sachs Group, Inc. (The) sr. unsec. notes 3.50%, 4/1/25	3,125,000	3,336,599
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. FRN 1.431%, 3/9/27	4,000,000	3,938,478
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes 4.00%, 3/3/24	4,847,000	5,175,183
Morgan Stanley sr. unsec. unsub. notes Ser. GMTN, 3.875%, 1/27/26	10,900,000	11,898,533
Morgan Stanley sr. unsec. unsub. notes Ser. GMTN, 3.75%, 2/25/23	2,095,000	2,179,928
Morgan Stanley sr. unsec. unsub. notes Ser. GMTN, 3.70%, 10/23/24	2,195,000	2,354,028
Morgan Stanley unsec. sub. notes 4.875%, 11/1/22	4,185,000	4,361,981
Morgan Stanley unsec. unsub. notes 3.95%, 4/23/27	10,000,000	10,976,404
		74,284,395
Real estate (0.4%)
Digital Realty Trust LP company guaranty sr. unsec. notes 4.75%, 10/1/25 R	9,375,000	10,481,754
		10,481,754
Technology (4.9%)
Alphabet, Inc. sr. unsec. notes 3.375%, 2/25/24	4,302,000	4,560,874
Alphabet, Inc. sr. unsec. notes 0.45%, 8/15/25	3,600,000	3,527,677
Analog Devices, Inc. sr. unsec. notes 2.95%, 4/1/25	1,500,000	1,586,359
Analog Devices, Inc. sr. unsec. notes 1.70%, 10/1/28	7,000,000	6,957,760
Apple, Inc. sr. unsec. notes 2.85%, 5/11/24	6,000,000	6,282,948
Apple, Inc. sr. unsec. notes 2.10%, 9/12/22	670,000	679,231
Apple, Inc. sr. unsec. notes 1.125%, 5/11/25	9,055,000	9,051,139
Apple, Inc. sr. unsec. notes 0.55%, 8/20/25	4,843,000	4,745,841
Apple, Inc. sr. unsec. unsub. notes 3.20%, 5/13/25	2,500,000	2,676,200
Apple, Inc. sr. unsec. unsub. notes 2.40%, 5/3/23	2,200,000	2,261,709
Broadcom Corp./Broadcom Cayman Finance, Ltd. company guaranty sr. unsec. unsub. notes 3.875%, 1/15/27	5,295,000	5,739,970
Broadcom, Inc. company guaranty sr. unsec. notes 4.70%, 4/15/25	6,500,000	7,176,519
Cisco Systems, Inc./California sr. unsec. unsub. notes 2.60%, 2/28/23	4,585,000	4,711,031
Dell International, LLC/EMC Corp. company guaranty sr. notes 5.45%, 6/15/23	3,528,000	3,756,935
Dell International, LLC/EMC Corp. company guaranty sr. notes 4.00%, 7/15/24	1,500,000	1,607,218
Fiserv, Inc. sr. unsec. notes 3.85%, 6/1/25	4,560,000	4,933,855
Fiserv, Inc. sr. unsec. notes 2.75%, 7/1/24	3,885,000	4,055,707
Fiserv, Inc. sr. unsec. sub. notes 3.80%, 10/1/23	1,625,000	1,714,220

30 Short Duration Bond Fund

CORPORATE BONDS AND NOTES (51.1%)* cont.	Principal amount	Value
Technology cont.
Microchip Technology, Inc. company guaranty sr. notes 4.333%, 6/1/23	$6,055,000	$6,361,080
Microchip Technology, Inc. company guaranty sr. notes 2.67%, 9/1/23	1,600,000	1,649,026
Microsoft Corp. sr. unsec. unsub. notes 2.375%, 2/12/22	3,240,000	3,251,434
Oracle Corp. sr. unsec. notes 2.50%, 4/1/25	6,500,000	6,740,219
Salesforce.com, Inc. sr. unsec. unsub. notes 3.25%, 4/11/23	8,430,000	8,747,727
Skyworks Solutions, Inc. sr. unsec. notes 0.90%, 6/1/23	5,000,000	5,000,706
VMware, Inc. sr. unsec. notes 1.40%, 8/15/26	13,989,000	13,779,548
		121,554,933
Transportation (0.4%)
Penske Truck Leasing Co. LP/PTL Finance Corp. 144A sr. unsec. notes 3.95%, 3/10/25	1,541,000	1,659,182
Penske Truck Leasing Co. LP/PTL Finance Corp. 144A sr. unsec. notes 3.45%, 7/1/24	2,300,000	2,431,961
Penske Truck Leasing Co. LP/PTL Finance Corp. 144A sr. unsec. notes 2.70%, 11/1/24	5,000,000	5,197,280
Penske Truck Leasing Co. LP/PTL Finance Corp. 144A sr. unsec. notes 1.20%, 11/15/25	1,385,000	1,359,490
		10,647,913
Utilities and power (3.6%)
AES Corp. (The) sr. unsec. notes 1.375%, 1/15/26	6,000,000	5,869,424
American Electric Power Co., Inc. sr. unsec. unsub. notes Ser. I, 3.65%, 12/1/21	1,585,000	1,589,334
American Electric Power Co., Inc. sr. unsec. unsub. notes 1.00%, 11/1/25	4,000,000	3,928,808
American Transmission Systems, Inc. 144A sr. unsec. notes 5.25%, 1/15/22	3,705,000	3,737,757
Duke Energy Carolinas, LLC sr. notes 3.35%, 5/15/22	2,615,000	2,657,916
Duke Energy Ohio, Inc. sr. notes 3.80%, 9/1/23	478,000	501,549
Enbridge, Inc. company guaranty sr. unsec. notes 1.60%, 10/4/26 (Canada)	1,900,000	1,886,276
Energy Transfer LP company guaranty sr. unsec. notes 5.875%, 1/15/24	391,000	424,922
Energy Transfer LP company guaranty sr. unsec. notes 4.50%, 4/15/24	3,970,000	4,261,305
Energy Transfer LP company guaranty sr. unsec. notes 2.90%, 5/15/25	174,000	181,603
Energy Transfer LP sr. unsec. unsub. notes 5.20%, 2/1/22	2,435,000	2,436,778
Enterprise Products Operating, LLC company guaranty sr. unsec. unsub. notes 3.35%, 3/15/23	4,660,000	4,805,193
Eversource Energy sr. unsec. unsub. notes Ser. H, 3.15%, 1/15/25	5,978,000	6,297,356
Eversource Energy sr. unsec. unsub. notes Ser. Q, 0.80%, 8/15/25	1,000,000	976,558
Kinder Morgan Energy Partners LP company guaranty sr. unsec. unsub. notes 4.30%, 5/1/24	6,450,000	6,904,490
Kinder Morgan Energy Partners LP company guaranty sr. unsec. unsub. notes 3.45%, 2/15/23	2,150,000	2,210,946
NextEra Energy Capital Holdings, Inc. company guaranty sr. unsec. unsub. notes 2.75%, 5/1/25	2,000,000	2,098,360
NextEra Energy Capital Holdings, Inc. company guaranty sr. unsec. unsub. notes 0.65%, 3/1/23	6,550,000	6,557,366

Short Duration Bond Fund 31

CORPORATE BONDS AND NOTES (51.1%)* cont.	Principal amount	Value
Utilities and power cont.
NRG Energy, Inc. 144A company guaranty sr. notes 3.75%, 6/15/24	$2,855,000	$3,014,517
NRG Energy, Inc. 144A sr. notes 2.00%, 12/2/25	2,000,000	2,019,552
Pacific Gas and Electric Co. notes 1.75%, 6/16/22	4,320,000	4,309,640
Pacific Gas and Electric Co. sr. notes 1.367%, 3/10/23	10,935,000	10,897,877
Southern Co. (The) sr. unsec. unsub. notes 3.25%, 7/1/26	4,950,000	5,270,983
Vistra Operations Co., LLC 144A company guaranty sr. notes 3.55%, 7/15/24	7,250,000	7,554,192
		90,392,702
Total corporate bonds and notes (cost $1,270,372,373)		$1,276,128,459

MORTGAGE-BACKED SECURITIES (29.6%)*	Principal amount	Value
Agency collateralized mortgage obligations (—%)
Federal Home Loan Mortgage Corporation
REMICs IFB Ser. 2976, Class LC, ((-3.667 x 1 Month US LIBOR) + 24.42%), 24.089%, 5/15/35	$9,714	$15,360
REMICs Ser. 3724, Class CM, 5.50%, 6/15/37	16,593	18,742
REMICs Ser. 3539, Class PM, 4.50%, 5/15/37	7,008	7,521
REMICs Ser. 3609, Class LK, 2.00%, 12/15/24	8	8
Structured Pass-Through Certificates FRB Ser. 8, Class A9, IO, 0.436%, 11/15/28 W	32,673	245
Structured Pass-Through Certificates FRB Ser. 59, Class 1AX, IO, 0.278%, 10/25/43 W	156,519	1,659
Structured Pass-Through Certificates Ser. 48, Class A2, IO, 0.212%, 7/25/33 W	243,041	1,823
Federal National Mortgage Association
REMICs IFB Ser. 11-4, Class CS, ((-2 x 1 Month US LIBOR) + 12.90%), 12.722%, 5/25/40	58,040	73,131
REMICs Ser. 11-60, Class PA, 4.00%, 10/25/39	6,381	6,804
REMICs Ser. 10-81, Class AP, 2.50%, 7/25/40	20,925	21,524
REMICs Trust Ser. 98-W5, Class X, IO, 0.719%, 7/25/28 W	65,672	1,392
REMICs Trust Ser. 98-W2, Class X, IO, 0.507%, 6/25/28 W	208,145	4,683
Government National Mortgage Association
Ser. 09-32, Class AB, 4.00%, 5/16/39	7,758	8,293
Ser. 10-151, Class KO, PO, zero %, 6/16/37	58,510	52,524
GSMPS Mortgage Loan Trust 144A FRB Ser. 99-2, IO, 0.431%, 9/19/27 W	22,710	86
		213,795
Commercial mortgage-backed securities (14.9%)
ACRE Commercial Mortgage, Ltd. 144A FRB Ser. 21-FL4, Class A, 0.91%, 12/18/37 (Cayman Islands)	3,157,084	3,160,241
AREIT CRE Trust 144A
FRB Ser. 20-CRE4, Class C, 3.272%, 4/15/37	4,395,000	4,432,358
FRB Ser. 21-CRE5, Class A, 1.166%, 7/17/26	6,063,000	6,047,843
AREIT Trust 144A FRB Ser. 19-CRE3, Class A, 1.184%, 9/14/36	4,484,775	4,483,661
Banc of America Commercial Mortgage Trust FRB Ser. 07-1, Class XW, IO, 0.313%, 1/15/49 W	14,187	—
BANK
FRB Ser. 17-BNK9, Class XA, IO, 0.793%, 11/15/54 W	65,665,138	2,570,685
FRB Ser. 17-BNK8, Class XA, IO, 0.728%, 11/15/50 W	30,972,779	1,138,157

32 Short Duration Bond Fund

MORTGAGE-BACKED SECURITIES (29.6%)* cont.	Principal amount	Value
Commercial mortgage-backed securities cont.
BDS Ltd. 144A FRB Ser. 21-FL8, Class B, 1.43%, 1/18/36 (Cayman Islands)	$3,538,000	$3,535,856
BXMT, Ltd. 144A FRB Ser. 21-FL4, Class A, 1.14%, 5/15/38 (Cayman Islands)	5,516,000	5,510,947
CD Commercial Mortgage Trust
FRB Ser. 16-CD1, Class XA, IO, 1.39%, 8/10/49 W	8,505,567	448,744
FRB Ser. 17-CD6, Class XA, IO, 0.918%, 11/13/50 W	19,508,965	735,574
CFCRE Commercial Mortgage Trust FRB Ser. 16-C4, Class XA, IO, 1.636%, 5/10/58 W	31,053,733	1,858,802
CFCRE Commercial Mortgage Trust 144A FRB Ser. 11-C2, Class D, 5.486%, 12/15/47 W	275,000	278,025
Citigroup Commercial Mortgage Trust
FRB Ser. 14-GC19, Class GC19, 5.074%, 3/10/47 W	1,191,000	1,266,045
Ser. 13-GC11, Class C, 4.134%, 4/10/46 W	4,918,000	5,094,015
Ser. 14-GC21, Class AS, 4.026%, 5/10/47	899,000	948,637
Ser. 13-GC11, Class B, 3.732%, 4/10/46 W	5,085,000	5,241,777
Citigroup Commercial Mortgage Trust 144A FRB Ser. 14-GC19, Class D, 5.074%, 3/10/47 W	2,888,000	3,041,241
COMM Mortgage Trust
FRB Ser. 12-LC4, Class C, 5.607%, 12/10/44 W	332,000	317,372
FRB Ser. 13-CR11, Class B, 5.111%, 8/10/50 W	5,139,000	5,457,744
FRB Ser. 13-CR13, Class C, 4.882%, 11/10/46 W	3,881,000	4,088,632
FRB Ser. 14-CR17, Class C, 4.784%, 5/10/47 W	1,040,000	1,093,628
Ser. 14-CR16, Class B, 4.582%, 4/10/47	2,410,000	2,544,242
FRB Ser. 15-CR25, Class B, 4.53%, 8/10/48 W	3,315,000	3,575,199
Ser. 12-CR2, Class B, 4.393%, 8/15/45	1,693,000	1,698,248
Ser. 14-UBS6, Class AM, 4.048%, 12/10/47	5,095,000	5,406,228
Ser. 12-CR1, Class AM, 3.912%, 5/15/45	1,492,017	1,507,074
Ser. 13-LC6, Class B, 3.739%, 1/10/46	2,720,000	2,788,070
Ser. 13-LC6, Class AM, 3.282%, 1/10/46	965,000	985,775
Ser. 12-CR3, Class A3, 2.822%, 10/15/45	2,661,417	2,684,161
FRB Ser. 14-LC15, Class XA, IO, 1.065%, 4/10/47 W	15,848,026	326,469
FRB Ser. 13-LC13, Class XA, IO, 1.001%, 8/10/46 W	3,441,515	51,368
FRB Ser. 14-CR20, Class XA, IO, 1.00%, 11/10/47 W	55,012,074	1,350,546
FRB Ser. 14-CR17, Class XA, IO, 0.96%, 5/10/47 W	4,501,592	90,270
FRB Ser. 15-CR26, Class XA, IO, 0.925%, 10/10/48 W	42,549,750	1,293,385
FRB Ser. 15-LC21, Class XA, IO, 0.675%, 7/10/48 W	68,045,784	1,452,798
FRB Ser. 14-CR14, Class XA, IO, 0.55%, 2/10/47 W	28,123,677	306,354
COMM Mortgage Trust 144A
FRB Ser. 10-C1, Class D, 5.682%, 7/10/46 W	402,000	401,276
FRB Ser. 13-CR9, Class AM, 4.269%, 7/10/45 W	2,000,000	2,055,752
Ser. 12-CR5, Class AM, 3.223%, 12/10/45	2,654,684	2,689,912
Credit Suisse Commercial Mortgage Trust 144A FRB Ser. 08-C1, Class AJ, 5.816%, 2/15/41 W	497,986	242,868
CSAIL Commercial Mortgage Trust
Ser. 15-C1, Class XA, IO, 0.823%, 4/15/50 W	45,969,729	983,798
FRB Ser. 18-CX12, Class XA, IO, 0.57%, 8/15/51 W	186,746,641	5,986,911
CSMC Trust FRB Ser. 16-NXSR, Class XA, IO, 0.746%, 12/15/49 W	37,844,912	941,214

Short Duration Bond Fund 33

MORTGAGE-BACKED SECURITIES (29.6%)* cont.	Principal amount	Value
Commercial mortgage-backed securities cont.
DBUBS Mortgage Trust 144A FRB Ser. 11-LC3A, Class D, 5.366%, 8/10/44 W	$5,001,000	$4,978,996
Federal Home Loan Mortgage Corporation
Multiclass Certificates Ser. 20-RR02, Class DX, IO, 1.816%, 9/27/28 W	18,093,000	1,999,036
Multifamily Structured Pass-Through Certificates FRB Ser. K109, Class XAM, IO, 1.799%, 4/25/30 W	15,372,000	2,141,519
Multifamily Structured Pass-Through Certificates FRB Ser. K739, Class XAM, IO, 1.611%, 9/25/27 W	36,816,638	3,078,975
Multifamily Structured Pass-Through Certificates Ser. K738, Class XAM, IO, 1.368%, 3/25/27 W	17,882,000	1,217,764
Multifamily Structured Pass-Through Certificates FRB Ser. KC06, Class X1, IO, 0.903%, 6/25/26 W	33,525,300	853,990
Multifamily Structured Pass-Through Certificates FRB Ser. K740, Class X1, IO, 0.759%, 9/25/27 W	48,612,533	1,932,951
Multifamily Structured Pass-Through Certificates Ser. KW10, Class X1, IO, 0.649%, 9/25/29 W	62,062,826	2,689,803
Multifamily Structured Pass-Through Certificates FRB Ser. K737, Class X1, IO, 0.637%, 10/25/26 W	67,354,510	1,819,852
Multifamily Structured Pass-Through Certificates FRB Ser. K048, Class X1, IO, 0.229%, 6/25/25 W	246,040,247	1,915,522
FREMF Mortgage Trust 144A
Ser. 15-K48, Class X2A, IO, 0.10%, 8/25/48	394,256,971	1,165,424
Ser. 19-K95, Class X2A, IO, 0.10%, 6/25/29	901,338,517	5,599,115
GS Mortgage Securities Corp., II FRB Ser. 13-GC10, Class XA, IO, 1.477%, 2/10/46 W	11,796,647	167,010
GS Mortgage Securities Corp., II 144A Ser. GC10, Class B, 3.682%, 2/10/46	3,478,000	3,488,156
GS Mortgage Securities Trust
FRB Ser. 14-GC18, Class C, 4.975%, 1/10/47 W	748,000	411,400
FRB Ser. 14-GC22, Class C, 4.689%, 6/10/47 W	565,000	583,108
Ser. 12-GCJ7, Class AS, 4.085%, 5/10/45	7,064,000	7,118,753
FRB Ser. 13-GC12, Class XA, IO, 1.395%, 6/10/46 W	6,282,478	97,699
FRB Ser. 14-GC24, Class XA, IO, 0.719%, 9/10/47 W	92,988,351	1,627,296
GS Mortgage Securities Trust 144A
FRB Ser. 10-C1, Class D, 5.988%, 8/10/43 W	1,663,000	1,228,053
FRB Ser. 11-GC5, Class B, 5.159%, 8/10/44 W	3,315,000	3,319,809
Ser. 10-C1, Class B, 5.148%, 8/10/43	2,490,000	2,498,843
Ser. 12-GC6, Class AS, 4.948%, 1/10/45	2,375,819	2,375,656
Ser. 12-GCJ9, Class C, 4.448%, 11/10/45 W	5,720,000	5,738,899
Ser. 12-GCJ9, Class B, 3.747%, 11/10/45	9,225,000	9,396,585
JPMBB Commercial Mortgage Securities Trust
FRB Ser. 13-C15, Class C, 5.193%, 11/15/45 W	2,525,000	2,655,419
Ser. 13-C15, Class B, 4.927%, 11/15/45 W	5,507,000	5,810,507
FRB Ser. 14-C19, Class C, 4.655%, 4/15/47 W	6,420,000	6,748,078
Ser. 13-C17, Class AS, 4.458%, 1/15/47	241,000	249,891
FRB Ser. 13-C12, Class C, 4.099%, 7/15/45 W	4,088,000	4,164,394
FRB Ser. 15-C31, Class XA, IO, 0.824%, 8/15/48 W	16,128,122	413,467
FRB Ser. 14-C22, Class XA, IO, 0.824%, 9/15/47 W	16,632,790	320,662

34 Short Duration Bond Fund

MORTGAGE-BACKED SECURITIES (29.6%)* cont.	Principal amount	Value
Commercial mortgage-backed securities cont.
JPMBB Commercial Mortgage Securities Trust 144A FRB Ser. 13-C15, Class D, 5.193%, 11/15/45 W	$5,100,000	$5,318,128
JPMorgan Chase Commercial Mortgage Securities Trust
Ser. 12-C6, Class B, 4.819%, 5/15/45 W	2,358,444	2,377,737
Ser. 12-C6, Class AS, 4.117%, 5/15/45	514,000	519,876
Ser. 12-CBX, Class A4, 3.483%, 6/15/45	455,732	458,855
FRB Ser. 13-C10, Class XA, IO, 0.941%, 12/15/47 W	7,729,418	67,246
JPMorgan Chase Commercial Mortgage Securities Trust 144A
FRB Ser. 10-C2, Class C2, 5.713%, 11/15/43 W	2,766,168	2,764,001
FRB Ser. 10-C2, Class D, 5.713%, 11/15/43 W	1,173,000	1,165,864
FRB Ser. 11-C4, Class C, 5.39%, 7/15/46 W	1,714,922	1,779,051
FRB Ser. 12-C6, Class E, 5.139%, 5/15/45 W	532,000	418,450
FRB Ser. 11-C3, Class B, 5.013%, 2/15/46 W	2,213,164	2,239,150
FRB Ser. 12-LC9, Class D, 4.363%, 12/15/47 W	173,000	169,511
LB-UBS Commercial Mortgage Trust
FRB Ser. 06-C6, Class AJ, 5.452%, 9/15/39 W	94,429	42,646
FRB Ser. 07-C2, Class XW, IO, 0.056%, 2/15/40 W	14,214	1
LSTAR Commercial Mortgage Trust 144A FRB Ser. 15-3, Class AS, 3.166%, 4/20/48 W	1,130,745	1,094,302
ML-CFC Commercial Mortgage Trust 144A FRB Ser. 06-4, Class XC, IO, 1.156%, 12/12/49 W	26,117	87
Morgan Stanley Bank of America Merrill Lynch Trust
FRB Ser. 13-C13, Class B, 4.745%, 11/15/46 W	2,813,000	3,012,723
Ser. 13-C13, Class AS, 4.266%, 11/15/46	4,699,000	4,925,351
Ser. 14-C16, Class AS, 4.094%, 6/15/47	5,103,000	5,323,184
FRB Ser. 13-C9, Class C, 4.021%, 5/15/46 W	2,099,000	2,145,386
Ser. 12-C6, Class B, 3.93%, 11/15/45	7,574,000	7,671,917
Ser. 13-C8, Class B, 3.525%, 12/15/48 W	6,856,000	6,993,785
Ser. 12-C6, Class AS, 3.476%, 11/15/45	2,007,000	2,043,269
Ser. 13-C9, Class AS, 3.456%, 5/15/46	2,585,000	2,634,012
FRB Ser. 13-C7, Class XA, IO, 1.316%, 2/15/46 W	23,408,533	223,739
FRB Ser. 14-C17, Class XA, IO, 1.056%, 8/15/47 W	5,180,286	103,409
FRB Ser. 15-C26, Class XA, IO, 0.986%, 10/15/48 W	50,280,801	1,420,483
FRB Ser. 17-C34, Class XA, IO, 0.78%, 11/15/52 W	235,894,638	8,897,545
FRB Ser. 16-C32, Class XA, IO, 0.673%, 12/15/49 W	98,264,300	2,762,259
Morgan Stanley Bank of America Merrill Lynch Trust 144A
FRB Ser. 14-C15, Class D, 4.898%, 4/15/47 W	3,802,000	3,903,431
FRB Ser. 12-C5, Class E, 4.653%, 8/15/45 W	6,424,000	6,462,443
FRB Ser. 13-C9, Class D, 4.109%, 5/15/46 W	1,837,000	1,653,300
FRB Ser. 13-C7, Class XB, IO, 0.333%, 2/15/46 W	24,165,000	77,328
Morgan Stanley Capital I Trust
FRB Ser. 18-H4, Class XA, IO, 0.855%, 12/15/51 W	63,239,480	3,225,479
FRB Ser. 16-UB12, Class XA, IO, 0.709%, 12/15/49 W	29,970,015	781,037
FRB Ser. 18-L1, Class XA, IO, 0.517%, 10/15/51 W	79,147,695	2,363,588
Morgan Stanley Capital I Trust 144A
FRB Ser. 07-IQ15, Class C, 6.179%, 6/11/49 W	11,447,130	11,626,393
Ser. 12-C4, Class B, 5.213%, 3/15/45 W	1,450,000	1,455,651
FRB Ser. 12-C4, Class XA, IO, 1.825%, 3/15/45 W	592,957	88

Short Duration Bond Fund 35

MORTGAGE-BACKED SECURITIES (29.6%)* cont.	Principal amount	Value
Commercial mortgage-backed securities cont.
Ready Capital Mortgage Financing, LLC 144A
FRB Ser. 21-FL6, Class B, 1.689%, 7/25/36	$2,612,000	$2,611,198
FRB Ser. 21-FL6, Class A, 1.039%, 7/25/36	3,283,000	3,281,995
UBS Commercial Mortgage Trust
Ser. 12-C1, Class B, 4.822%, 5/10/45	3,225,000	3,268,538
Ser. 12-C1, Class AS, 4.171%, 5/10/45	2,500,000	2,520,675
FRB Ser. 17-C7, Class XA, IO, 1.018%, 12/15/50 W	12,542,066	591,762
FRB Ser. 18-C11, Class XA, IO, 0.772%, 6/15/51 W	65,097,430	2,735,394
UBS-Barclays Commercial Mortgage Trust Ser. 12-C2, Class A4, 3.525%, 5/10/63	6,091,000	6,150,334
UBS-Barclays Commercial Mortgage Trust 144A
FRB Ser. 12-C3, Class C, 5.038%, 8/10/49 W	3,183,000	3,256,658
FRB Ser. 12-C2, Class D, 4.886%, 5/10/63 W	279,000	139,500
FRB Ser. 12-C4, Class C4, 3.718%, 12/10/45 W	1,825,000	1,833,021
FRB Ser. 12-C2, Class XA, IO, 1.271%, 5/10/63 W	13,387,393	62,661
VMC Finance, LLC 144A
FRB Ser. 21-FL4, Class AS, 1.53%, 6/16/36	4,199,000	4,188,503
FRB Ser. 21-FL4, Class A, 1.18%, 6/16/36	6,227,585	6,212,016
Wachovia Bank Commercial Mortgage Trust FRB Ser. 06-C29, IO, 0.26%, 11/15/48 W	720,880	17
Wells Fargo Commercial Mortgage Trust
FRB Ser. 13-LC12, Class C, 4.306%, 7/15/46 W	898,000	800,496
FRB Ser. 16-BNK1, Class XA, IO, 1.721%, 8/15/49 W	22,618,885	1,542,608
FRB Ser. 19-C50, Class XA, IO, 1.408%, 5/15/52 W	35,010,491	2,860,112
FRB Ser. 17-C41, Class XA, IO, 1.191%, 11/15/50 W	21,090,102	1,128,067
FRB Ser. 18-C48, Class XA, IO, 0.941%, 1/15/52 W	21,647,671	1,229,891
FRB Ser. 15-C27, Class XA, IO, 0.881%, 2/15/48 W	6,629,812	155,257
FRB Ser. 16-C37, Class XA, IO, 0.808%, 12/15/49 W	5,966,478	202,254
FRB Ser. 18-C44, Class XA, IO, 0.739%, 5/15/51 W	77,434,871	2,827,225
FRB Ser. 15-LC20, Class XB, IO, 0.482%, 4/15/50 W	10,567,000	160,830
Wells Fargo Commercial Mortgage Trust 144A FRB Ser. 13-LC12, Class D, 4.306%, 7/15/46 W	763,000	344,787
WF-RBS Commercial Mortgage Trust
Ser. 12-C6, Class B, 4.697%, 4/15/45	3,142,993	3,165,126
FRB Ser. 14-C19, Class C19, 4.646%, 3/15/47 W	1,086,000	1,114,758
Ser. 13-C18, Class AS, 4.387%, 12/15/46 W	601,000	632,084
FRB Ser. 12-C10, Class C, 4.347%, 12/15/45 W	267,000	235,273
Ser. 12-C8, Class B, 4.311%, 8/15/45	6,434,000	6,510,565
Ser. 13-C12, Class B, 3.863%, 3/15/48 W	7,671,000	7,852,780
Ser. 12-C9, Class B, 3.84%, 11/15/45	3,960,000	4,019,004
Ser. 12-C6, Class AS, 3.835%, 4/15/45	1,545,000	1,550,964
Ser. 12-C8, Class AS, 3.66%, 8/15/45	2,075,000	2,102,848
Ser. 13-C11, Class AS, 3.311%, 3/15/45	1,511,000	1,543,230
FRB Ser. 14-C22, Class XA, IO, 0.792%, 9/15/57 W	26,088,611	486,553
FRB Ser. 14-C23, Class XA, IO, 0.562%, 10/15/57 W	73,697,845	1,019,683
WF-RBS Commercial Mortgage Trust 144A
FRB Ser. 13-UBS1, Class D, 5.039%, 3/15/46 W	3,468,000	3,636,426
Ser. 11-C4, Class D, 4.887%, 6/15/44 W	2,130,000	1,910,132

36 Short Duration Bond Fund

MORTGAGE-BACKED SECURITIES (29.6%)* cont.	Principal amount	Value
Commercial mortgage-backed securities cont.
WF-RBS Commercial Mortgage Trust 144A
Ser. 11-C4, Class E, 4.887%, 6/15/44 W	$40,000	$29,219
FRB Ser. 12-C8, Class D, 4.883%, 8/15/45 W	2,373,000	2,398,961
		372,350,644
Residential mortgage-backed securities (non-agency) (14.7%)
Angel Oak Mortgage Trust 144A
Ser. 20-5, Class A3, 2.041%, 5/25/65 W	1,729,280	1,735,851
Ser. 20-6, Class A2, 1.518%, 5/25/65 W	1,139,332	1,144,003
Ser. 21-5, Class A2, 1.208%, 7/25/66 W	6,607,890	6,607,890
Angel Oak Mortgage Trust I, LLC 144A Ser. 19-1, Class A3, 4.124%, 11/25/48 W	378,962	380,440
Arroyo Mortgage Trust 144A
Ser. 19-1, Class A3, 4.029%, 1/25/49 W	1,119,530	1,125,833
Ser. 19-3, Class A3, 3.416%, 10/25/48 W	317,588	319,803
BankUnited Trust FRB Ser. 05-1, Class 1A1, (1 Month US LIBOR + 0.60%), 0.689%, 9/25/45	129,055	124,566
Bellemeade Re, Ltd. 144A
FRB Ser. 17-1, Class M2, (1 Month US LIBOR + 3.35%), 3.439%, 10/25/27 (Bermuda)	3,290,051	3,332,833
FRB Ser. 20-4A, Class M2A, (1 Month US LIBOR + 2.60%), 2.689%, 6/25/30 (Bermuda)	1,226,637	1,228,943
FRB Ser. 20-3A, Class M1A, (1 Month US LIBOR + 2.00%), 2.089%, 10/25/30	931,472	934,566
FRB Ser. 21-3A, Class M1B, (US 30 Day Average SOFR + 1.40%), 1.449%, 9/25/31 (Bermuda)	1,139,000	1,139,025
BRAVO Residential Funding Trust 144A
Ser. 19-NQM1, Class A3, 2.996%, 7/25/59 W	147,476	147,638
Ser. 20-NQM1, Class A3, 2.406%, 5/25/60 W	783,906	786,728
Ser. 21-B, Class A1, 2.115%, 4/1/69	5,070,983	5,103,026
Ser. 21-C, Class A1, 1.62%, 3/1/61	5,723,895	5,730,494
Bunker Hill Loan Depositary Trust 144A Ser. 20-1, Class A2, 2.60%, 2/25/55 W	3,766,000	3,863,317
Citigroup Mortgage Loan Trust, Inc. FRB Ser. 05-2, Class 1A2A, 2.753%, 5/25/35 W	120,343	122,565
COLT Mortgage Loan Trust 144A Ser. 20-2, Class A1, 1.853%, 3/25/65 W	755,888	760,273
Countrywide Home Loans Mortgage Pass-Through Trust FRB Ser. 05-3, Class 1A1, (1 Month US LIBOR + 0.62%), 0.709%, 4/25/35	107,018	97,485
Credit Suisse Mortgage Trust 144A
FRB Ser. 20-RPL3, Class A1, 2.691%, 3/25/60 W	6,107,981	6,152,614
Ser. 21-RPL4, Class A1, 1.796%, 12/27/60 W	3,498,821	3,476,953
CSMC Trust 144A
Ser. 20-RPL5, Class A1, 3.023%, 8/25/60 W	823,476	831,448
Ser. 21-RPL7, Class A1, 1.926%, 7/27/61 W	6,619,465	6,578,942
Deephaven Residential Mortgage Trust 144A Ser. 20-2, Class A1, 1.692%, 5/25/65	1,454,369	1,457,278

Short Duration Bond Fund 37

MORTGAGE-BACKED SECURITIES (29.6%)* cont.	Principal amount	Value
Residential mortgage-backed securities (non-agency) cont.
Eagle Re, Ltd. 144A
FRB Ser. 18-1, Class M2, (1 Month US LIBOR + 3.00%), 3.089%, 11/25/28	$600,000	$605,911
FRB Ser. 19-1, Class M1B, (1 Month US LIBOR + 1.80%), 1.889%, 4/25/29 (Bermuda)	1,203,130	1,206,469
FRB Ser. 18-1, Class M1, (1 Month US LIBOR + 1.70%), 1.789%, 11/25/28 (Bermuda)	247,773	248,704
Ellington Financial Mortgage Trust 144A Ser. 20-1, Class A1, 2.006%, 5/25/65 W	3,063,638	3,078,691
Federal Home Loan Mortgage Corporation
Structured Agency Credit Risk Debt FRN Ser. 16-DNA1, Class M3, (1 Month US LIBOR + 5.55%), 5.636%, 7/25/28	6,813,148	7,100,578
Structured Agency Credit Risk Debt FRN Ser. 16-HQA2, Class M3, (1 Month US LIBOR + 5.15%), 5.239%, 11/25/28	778,304	806,686
Structured Agency Credit Risk Debt FRN Ser. 16-DNA3, Class M3, (1 Month US LIBOR + 5.00%), 5.089%, 12/25/28	7,064,427	7,382,838
Structured Agency Credit Risk Debt FRN Ser. 14-HQ3, Class M3, (1 Month US LIBOR + 4.75%), 4.839%, 10/25/24	12,866	12,934
Structured Agency Credit Risk Debt FRN Ser. 15-DNA3, Class M3, (1 Month US LIBOR + 4.70%), 4.789%, 4/25/28	10,707,368	11,061,576
Structured Agency Credit Risk Debt FRN Ser. 16-DNA2, Class M3, (1 Month US LIBOR + 4.65%), 4.739%, 10/25/28	14,682,828	15,200,529
Structured Agency Credit Risk Debt FRN Ser. 14-HQ1, Class M3, (1 Month US LIBOR + 4.10%), 4.189%, 8/25/24	253,102	255,159
Structured Agency Credit Risk Debt FRN Ser. 16-DNA4, Class M3, (1 Month US LIBOR + 3.80%), 3.889%, 3/25/29	9,524,982	9,843,787
Structured Agency Credit Risk Debt FRN Ser. 17-DNA2, Class M2, (1 Month US LIBOR + 3.45%), 3.539%, 10/25/29	13,203,808	13,626,330
Structured Agency Credit Risk Debt FRN Ser. 17-DNA2, Class M2B, (1 Month US LIBOR + 3.45%), 3.539%, 10/25/29	2,054,000	2,157,663
Structured Agency Credit Risk Debt FRN Ser. 17-DNA3, Class M2, (1 Month US LIBOR + 2.50%), 2.589%, 3/25/30	3,725,000	3,808,305
Structured Agency Credit Risk Debt FRN Ser. 17-DNA3, Class M2B, (1 Month US LIBOR + 2.50%), 2.589%, 3/25/30	2,457,000	2,516,437
Federal Home Loan Mortgage Corporation 144A
Structured Agency Credit Risk Trust FRB Ser. 19-DNA1, Class M2, (1 Month US LIBOR + 2.65%), 2.739%, 1/25/49	3,511,309	3,558,155
Structured Agency Credit Risk Trust FRB Ser. 19-DNA2, Class M2, (1 Month US LIBOR + 2.45%), 2.539%, 3/25/49	1,081,271	1,094,787
Structured Agency Credit Risk Trust FRB Ser. 18-HRP2, Class M3, (1 Month US LIBOR + 2.40%), 2.489%, 2/25/47	15,286,914	15,593,200
Structured Agency Credit Risk Trust FRB Ser. 19-HQA1, Class M2, (1 Month US LIBOR + 2.35%), 2.439%, 2/25/49	327,936	330,395
Structured Agency Credit Risk Debt FRN Ser. 21-DNA2, Class M2, (US 30 Day Average SOFR + 2.30%), 2.349%, 8/25/33	2,970,000	3,029,605
Structured Agency Credit Risk Trust FRB Ser. 18-DNA3, Class M2, (1 Month US LIBOR + 2.10%), 2.189%, 9/25/48	3,335,000	3,376,818
Structured Agency Credit Risk Trust FRB Ser. 18-DNA3, Class M2B, (1 Month US LIBOR + 2.10%), 2.189%, 9/25/48	283,000	287,433
Structured Agency Credit Risk Trust FRB Ser. 19-DNA3, Class M2, (1 Month US LIBOR + 2.05%), 2.139%, 7/25/49	162,053	163,072

38 Short Duration Bond Fund

MORTGAGE-BACKED SECURITIES (29.6%)* cont.	Principal amount	Value
Residential mortgage-backed securities (non-agency) cont.
Federal Home Loan Mortgage Corporation 144A
Structured Agency Credit Risk Trust REMICs FRB Ser. 21-DNA5, Class M2, (US 30 Day Average SOFR + 1.65%), 1.699%, 1/25/34	$1,375,000	$1,382,734
Structured Agency Credit Risk Trust FRB Ser. 19-HRP1, Class M2, (1 Month US LIBOR + 1.40%), 1.489%, 2/25/49	8,075,014	8,106,635
Structured Agency Credit Risk Trust FRB Ser. 18-HRP2, Class M2, (1 Month US LIBOR + 1.25%), 1.339%, 2/25/47	1,731,380	1,734,257
Structured Agency Credit Risk Trust FRB Ser. 18-HRP2, Class M3AS, (1 Month US LIBOR + 1.00%), 1.089%, 2/25/47	7,618,000	7,627,007
Structured Agency Credit Risk Trust FRB Ser. 18-HQA2, Class M2AS, (1 Month US LIBOR + 0.90%), 0.989%, 10/25/48	932,000	932,145
Structured Agency Credit Risk Trust REMICs FRB Ser. 21-HQA3, Class M1, (US 30 Day Average SOFR + 0.85%), 0.899%, 9/25/41	1,313,000	1,313,887
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 16-C01, Class 2M2, (1 Month US LIBOR + 6.95%), 7.039%, 8/25/28	1,929,017	2,050,569
Connecticut Avenue Securities FRB Ser. 16-C01, Class 1M2, (1 Month US LIBOR + 6.75%), 6.839%, 8/25/28	8,266,300	8,751,544
Connecticut Avenue Securities FRB Ser. 16-C02, Class 1M2, (1 Month US LIBOR + 6.00%), 6.089%, 9/25/28	3,631,679	3,796,149
Connecticut Avenue Securities FRB Ser. 16-C03, Class 2M2, (1 Month US LIBOR + 5.90%), 5.989%, 10/25/28	982,893	1,033,463
Connecticut Avenue Securities FRB Ser. 15-C04, Class 1M2, (1 Month US LIBOR + 5.70%), 5.789%, 4/25/28	5,419,070	5,733,457
Connecticut Avenue Securities FRB Ser. 15-C04, Class 2M2, (1 Month US LIBOR + 5.55%), 5.639%, 4/25/28	5,601,696	5,870,675
Connecticut Avenue Securities FRB Ser. 16-C03, Class 1M2, (1 Month US LIBOR + 5.30%), 5.389%, 10/25/28	613,860	638,990
Connecticut Avenue Securities FRB Ser. 13-C01, Class M2, (1 Month US LIBOR + 5.25%), 5.339%, 10/25/23	1,674,743	1,738,095
Connecticut Avenue Securities FRB Ser. 15-C03, Class 2M2, (1 Month US LIBOR + 5.00%), 5.089%, 7/25/25	1,068	1,075
Connecticut Avenue Securities FRB Ser. 14-C04, Class 2M2, (1 Month US LIBOR + 5.00%), 5.089%, 11/25/24	1,149,849	1,170,389
Connecticut Avenue Securities FRB Ser. 14-C04, Class 1M2, (1 Month US LIBOR + 4.90%), 4.989%, 11/25/24	1,056,494	1,098,889
Connecticut Avenue Securities FRB Ser. 16-C05, Class 2M2, (1 Month US LIBOR + 4.45%), 4.539%, 1/25/29	10,678,443	11,103,556
Connecticut Avenue Securities FRB Ser. 14-C01, Class M2, (1 Month US LIBOR + 4.40%), 4.489%, 1/25/24	1,736,066	1,790,437
Connecticut Avenue Securities FRB Ser. 16-C07, Class 2M2, (1 Month US LIBOR + 4.35%), 4.439%, 5/25/29	4,802,921	5,007,228
Connecticut Avenue Securities FRB Ser. 16-C06, Class 1M2, (1 Month US LIBOR + 4.25%), 4.339%, 4/25/29	6,041,567	6,283,245
Connecticut Avenue Securities FRB Ser. 16-C04, Class 1M2, (1 Month US LIBOR + 4.25%), 4.339%, 1/25/29	10,875,103	11,274,936
Connecticut Avenue Securities FRB Ser. 15-C02, Class 2M2, (1 Month US LIBOR + 4.00%), 4.089%, 5/25/25	692,274	696,134
Connecticut Avenue Securities FRB Ser. 17-C01, Class 1M2, (1 Month US LIBOR + 3.55%), 3.639%, 7/25/29	15,249,441	15,720,396

Short Duration Bond Fund 39

MORTGAGE-BACKED SECURITIES (29.6%)* cont.	Principal amount	Value
Residential mortgage-backed securities (non-agency) cont.
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 17-C01, Class 1M2C, (1 Month US LIBOR + 3.55%), 3.639%, 7/25/29	$1,532,000	$1,593,637
Connecticut Avenue Securities FRB Ser. 17-C03, Class 1M2, (1 Month US LIBOR + 3.00%), 3.089%, 10/25/29	131,886	135,722
Connecticut Avenue Securities FRB Ser. 14-C03, Class 2M2, (1 Month US LIBOR + 2.90%), 2.989%, 7/25/24	1,043,359	1,059,334
Connecticut Avenue Securities FRB Ser. 14-C02, Class 1M2, (1 Month US LIBOR + 2.60%), 2.689%, 5/25/24	1,208,064	1,222,338
Connecticut Avenue Securities FRB Ser. 14-C02, Class 2M2, (1 Month US LIBOR + 2.60%), 2.689%, 5/25/24	1,541,099	1,566,914
Connecticut Avenue Securities FRB Ser. 17-C05, Class 1M2, (1 Month US LIBOR + 2.20%), 2.289%, 1/25/30	176,268	179,369
Connecticut Avenue Securities FRB Ser. 17-C05, Class 1M2A, (1 Month US LIBOR + 2.20%), 2.289%, 1/25/30	29,068	29,149
Connecticut Avenue Securities FRB Ser. 17-C05, Class 1M2C, (1 Month US LIBOR + 2.20%), 2.289%, 1/25/30	2,500,000	2,553,305
Connecticut Avenue Securities FRB Ser. 17-C02, Class 2ED3, (1 Month US LIBOR + 1.35%), 1.439%, 9/25/29	5,650,986	5,668,645
Connecticut Avenue Securities FRB Ser. 17-C01, Class 1EB1, (1 Month US LIBOR + 1.25%), 1.339%, 7/25/29	6,000,000	6,018,750
Connecticut Avenue Securities FRB Ser. 17-C07, Class 1EB2, (1 Month US LIBOR + 1.00%), 1.089%, 5/25/30	4,910,716	4,910,715
Connecticut Avenue Securities FRB Ser. 18-C05, Class 1ED1, (1 Month US LIBOR + 0.65%), 0.739%, 1/25/31	1,121,024	1,118,572
Federal National Mortgage Association 144A
Connecticut Avenue Securities Trust FRB Ser. 19-R01, Class 2M2, (1 Month US LIBOR + 2.45%), 2.539%, 7/25/31	292,763	293,587
Connecticut Avenue Securities Trust FRB Ser. 19-HRP1, Class M2, (1 Month US LIBOR + 2.15%), 2.239%, 11/25/39	638,235	642,678
Connecticut Avenue Securities Trust FRB Ser. 19-R07, Class 1M2, (1 Month US LIBOR + 2.10%), 2.189%, 10/25/39	611,010	613,111
Connecticut Avenue Securities Trust FRB Ser. 19-R05, Class 1M2, (1 Month US LIBOR + 2.00%), 2.089%, 7/25/39	7,181	7,197
First Franklin Mortgage Loan Trust FRB Ser. 06-FF15, Class A5, (1 Month US LIBOR + 0.16%), 0.249%, 11/25/36	1,012,265	1,002,643
FWD Securitization Trust 144A Ser. 19-INV1, Class A3, 3.11%, 6/25/49 W	1,410,931	1,428,890
Galton Funding Mortgage Trust 144A FRB Ser. 20-H1, Class A3, 2.617%, 1/25/60 W	2,054,805	2,072,991
GCAT Trust 144A Ser. 20-NQM2, Class A3, 2.935%, 4/25/65	2,620,996	2,646,749
GCAT, LLC 144A Ser. 19-NQM1, Class A2, 3.241%, 2/25/59	1,576,384	1,577,076
GS Mortgage-Backed Securities Trust 144A Ser. 20-NQM1, Class A3, 2.352%, 9/27/60 W	869,683	879,200
GSAA Home Equity Trust FRB Ser. 06-8, Class 2A2, (1 Month US LIBOR + 0.36%), 0.449%, 5/25/36	488,429	161,280
Home Re, Ltd. 144A
FRB Ser. 18-1, Class M1, (1 Month US LIBOR + 1.60%), 1.689%, 10/25/28 (Bermuda)	580,625	581,748
FRB Ser. 21-1, Class M1B, (1 Month US LIBOR + 1.55%), 1.639%, 7/25/33 (Bermuda)	5,764,000	5,742,379

40 Short Duration Bond Fund

MORTGAGE-BACKED SECURITIES (29.6%)* cont.	Principal amount	Value
Residential mortgage-backed securities (non-agency) cont.
Homeward Opportunities Fund I Trust 144A
Ser. 18-2, Class A2, 4.137%, 11/25/58 W	$489,143	$493,719
Ser. 20-2, Class A1, 1.657%, 5/25/65 W	966,900	967,767
Imperial Fund Mortgage Trust 144A Ser. 21-NQM1, Class A3, 1.617%, 6/25/56 W	3,113,146	3,091,260
Legacy Mortgage Asset Trust 144A
FRB Ser. 19-GS7, Class A1, 3.25%, 11/25/59	4,222,260	4,251,758
FRB Ser. 20-GS1, Class A1, 2.882%, 10/25/59	4,167,903	4,180,351
Ser. 21-GS1, Class A1, 1.892%, 10/25/66	4,572,513	4,578,525
Ser. 21-GS3, Class A1, 1.75%, 7/25/61	2,262,169	2,262,082
Ser. 21-GS4, Class A1, 1.65%, 11/25/60	3,839,868	3,839,714
Merrill Lynch Mortgage Investors Trust FRB Ser. 05-A2, Class A2, 2.838%, 2/25/35 W	55,336	56,004
MFRA Trust 144A Ser. 20-NQM1, Class A3, 2.30%, 8/25/49 W	1,671,253	1,679,237
Morgan Stanley Resecuritization Trust 144A Ser. 15-R4, Class CB1, 0.912%, 8/26/47 W	1,315,000	1,264,975
New Residential Mortgage Loan Trust 144A
Ser. 19-NQM4, Class A3, 2.797%, 9/25/59 W	3,668,969	3,717,033
Ser. 19-NQM4, Class A2, 2.644%, 9/25/59 W	1,440,682	1,459,699
FRB Ser. 18-4A, Class A1M, (1 Month US LIBOR + 0.90%), 0.989%, 1/25/48	327,293	328,207
Oaktown Re II, Ltd. 144A FRB Ser. 18-1A, Class M1, (1 Month US LIBOR + 1.55%), 1.639%, 7/25/28 (Bermuda)	164,210	165,416
Oaktown Re, Ltd. 144A FRB Ser. 17-1A, Class M2, (1 Month US LIBOR + 4.00%), 4.089%, 4/25/27 (Bermuda)	145,779	147,084
Onslow Bay Financial, LLC Trust 144A Ser. 18-EXP1, Class 1A3, 4.00%, 4/25/48 W	373,701	379,793
OSW Structured Asset Trust 144A FRB Ser. 20-RPL1, Class A1, 3.072%, 12/26/59	1,416,722	1,420,238
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates FRB Ser. 04-WCW2, Class M3, (1 Month US LIBOR + 1.05%), 1.139%, 10/25/34	197,396	195,790
Preston Ridge Partners Mortgage Trust, LLC 144A Ser. 21-RPL2, Class A1, 1.455%, 10/25/51 W	3,000,000	3,000,000
Radnor Re, Ltd. 144A
FRB Ser. 19-1, Class M2, (1 Month US LIBOR + 3.20%), 3.289%, 2/25/29 (Bermuda)	1,570,000	1,584,011
FRB Ser. 19-2, Class M1B, (1 Month US LIBOR + 1.75%), 1.839%, 6/25/29 (Bermuda)	3,842,719	3,848,469
Residential Mortgage Loan Trust 144A
Ser. 19-3, Class A2, 2.941%, 9/25/59 W	584,446	587,649
Ser. 21-1R, Class A1, 0.859%, 1/25/65 W	446,590	445,893
Starwood Mortgage Residential Trust 144A
Ser. 19-INV1, Class A2, 2.865%, 9/27/49 W	2,643,435	2,658,039
FRB Ser. 20-2, Class A1, 2.718%, 4/25/60 W	2,025,909	2,044,088
Structured Asset Mortgage Investments II Trust FRB Ser. 07-AR7, Class 1A1, (1 Month US LIBOR + 0.85%), 0.939%, 5/25/47	430,776	381,606

Short Duration Bond Fund 41

MORTGAGE-BACKED SECURITIES (29.6%)* cont.	Principal amount	Value
Residential mortgage-backed securities (non-agency) cont.
Triangle Re, Ltd. 144A
FRB Ser. 21-1, Class M1B, (1 Month US LIBOR + 3.00%), 3.089%, 8/25/33 (Bermuda)	$2,069,191	$2,074,248
FRB Ser. 19-1, Class M2, (1 Month US LIBOR + 2.90%), 2.989%, 11/26/29	2,667,268	2,669,351
FRB Ser. 21-2, Class M1A, (1 Month US LIBOR + 2.05%), 2.139%, 10/25/33 (Bermuda)	2,657,000	2,680,233
VCAT Asset Securitization, LLC 144A Ser. 21-NPL1, Class A1, 2.289%, 12/26/50	825,912	826,719
Verus Securitization Trust 144A Ser. 19-INV3, Class A3, 3.10%, 11/25/59 W	2,249,856	2,302,591
		367,671,996
Total mortgage-backed securities (cost $750,360,511)		$740,236,435

ASSET-BACKED SECURITIES (6.3%)*	Principal amount	Value
1Sharpe Mortgage Trust 144A FRB Ser. 20-1, Class NOTE, (BBA LIBOR USD 3 Month + 2.90%), 3.025%, 7/25/24	$5,087,000	$5,093,613
Cascade Funding Mortgage Trust 144A Ser. 21-HB6, Class M1, 1.805%, 6/25/36 W	5,000,000	5,000,000
Cascade Funding Mortgage Trust, LLC 144A
Ser. 21-HB7, Class M2, 2.679%, 10/27/31 W	1,712,000	1,708,603
Ser. 21-HB5, Class M2, 1.847%, 2/25/31 W	2,500,000	2,432,625
Finance of America HECM Buyout 144A Ser. 21-HB1, Class M1, 1.588%, 2/25/31 W	3,100,000	3,100,000
LHOME Mortgage Trust 144A Ser. 21-RTL2, Class A1, 2.09%, 6/25/26	6,536,000	6,511,797
Mello Warehouse Securitization Trust 144A
FRB Ser. 20-1, Class A, (1 Month US LIBOR + 0.90%), 0.989%, 10/25/53	2,203,000	2,203,000
FRB Ser. 20-2, Class A, (1 Month US LIBOR + 0.80%), 0.889%, 11/25/53	1,337,000	1,337,000
FRB Ser. 21-2, Class A, (1 Month US LIBOR + 0.75%), 0.839%, 4/25/55	3,717,000	3,717,000
FRB Ser. 21-1, Class A, (1 Month US LIBOR + 0.70%), 0.789%, 2/25/55	3,212,000	3,212,000
Mortgage Repurchase Agreement Financing Trust 144A
FRB Ser. 20-5, Class A1, (1 Month US LIBOR + 1.00%), 1.084%, 8/10/23	3,164,000	3,167,648
FRB Ser. 21-S1, Class A1, (1 Month US LIBOR + 0.50%), 0.584%, 9/10/22	3,975,000	3,979,583
MRA Issuance Trust 144A
FRB Ser. 21-EBO1, Class A2X, (1 Month US LIBOR + 1.75%), 1.838%, 4/15/22	7,486,000	7,486,000
FRB Ser. 21-EBO4, Class A1X, (1 Month US LIBOR + 1.75%), 1.832%, 2/16/22	6,689,000	6,691,712
FRB Ser. 20-11, Class A1X, (1 Month US LIBOR + 1.70%), 1.784%, 4/22/22	6,412,000	6,412,000
FRB Ser. 20-7, Class A, (1 Month US LIBOR + 1.60%), 1.682%, 9/15/22	4,340,000	4,342,274
FRB Ser. 21-NA1, Class A1X, (1 Month US LIBOR + 1.50%), 1.582%, 3/8/22	6,331,000	6,337,058

42 Short Duration Bond Fund

ASSET-BACKED SECURITIES (6.3%)* cont.	Principal amount	Value
MRA Issuance Trust 144A
FRB Ser. 20-2, Class A2, (1 Month US LIBOR + 1.45%), 1.282%, 8/15/22	$4,839,000	$4,839,000
FRB Ser. 21-14, Class A1X, (1 Month US LIBOR + 1.25%), 1.243%, 2/15/22	7,055,000	7,057,375
FRB Ser. 21-8, Class A2X, (1 Month US LIBOR + 1.15%), 1.238%, 5/15/22	4,856,000	4,856,000
FRB Ser. 21-11, Class A1X, (1 Month US LIBOR + 1.15%), 1.234%, 1/25/22	6,689,000	6,689,000
MSG III Securitization Trust 144A FRB Ser. 21-1, Class A, (1 Month US LIBOR + 0.75%), 0.836%, 6/25/54	1,439,000	1,439,000
New York Mortgage Trust 144A Ser. 21-BPL1, Class A1, 2.239%, 5/25/26	1,500,000	1,500,000
NewRez Warehouse Securitization Trust 144A FRB Ser. 21-1, Class A, (1 Month US LIBOR + 0.75%), 0.839%, 5/25/55	2,069,000	2,071,108
Prodigy Finance Designated Activity Co. 144A FRB Ser. 21-1A, Class A, (1 Month US LIBOR + 1.25%), 1.339%, 7/25/51 (Ireland)	1,284,293	1,287,577
Provident Funding Mortgage Warehouse Securitization Trust 144A FRB Ser. 21-1, Class A, (1 Month US LIBOR + 0.70%), 0.789%, 2/25/55	2,759,000	2,759,000
RMF Buyout Issuance Trust 144A
Ser. 20-2, Class M1, 2.149%, 6/25/30 W	1,656,000	1,658,153
Ser. 20-HB1, Class A1, 1.719%, 10/25/50 W	1,773,611	1,778,045
Ser. 20-2, Class A, 1.706%, 6/25/30 W	2,451,414	2,453,375
ROC Mortgage Trust 144A Ser. 21-RTL1, Class A1, 2.487%, 8/25/26 W	2,039,000	2,039,000
Station Place Securitization Trust 144A
FRB Ser. 21-6, Class A, (1 Month US LIBOR + 0.80%), 0.889%, 4/25/22	6,415,000	6,415,000
FRB Ser. 21-10, Class A, (1 Month US LIBOR + 0.75%), 0.854%, 8/8/22	6,308,000	6,308,000
FRB Ser. 21-WL2, Class A, (1 Month US LIBOR + 0.70%), 0.789%, 3/25/54	3,879,000	3,879,000
FRB Ser. 21-14, Class A1, (1 Month US LIBOR + 0.70%), 0.78%, 12/8/22	2,689,000	2,689,000
FRB Ser. 21-WL1, Class A, (1 Month US LIBOR + 0.65%), 0.739%, 1/26/54	3,879,000	3,879,000
FRB Ser. 21-16, Class A1, (1 Month US LIBOR + 0.62%), 0.698%, 11/7/22	7,798,000	7,798,000
Toorak Mortgage Corp., Ltd. 144A
Ser. 19-1, Class A1, 4.535%, 3/25/22 W	1,466,361	1,470,563
Ser. 20-1, Class A1, 2.734%, 3/25/23 W	5,990,000	6,057,807
Ser. 21-1, Class A1, 2.24%, 6/25/24	1,850,000	1,851,554
Towd Point Asset Trust 144A FRB Ser. 18-SL1, Class A, (1 Month US LIBOR + 0.60%), 0.689%, 1/25/46	229,912	229,356
ZH Trust 144A Ser. 21-1, Class A, 2.253%, 2/18/27	3,000,000	3,000,468
Total asset-backed securities (cost $156,724,287)		$156,736,294

COLLATERALIZED LOAN OBLIGATIONS (0.7%)*	Principal amount	Value
AB BSL CLO 2, Ltd. 144A FRB Ser. 21-2A, Class A, (BBA LIBOR USD 3 Month + 1.10%), 1.224%, 4/15/34 (Cayman Islands)	$2,517,000	$2,518,105
AIG CLO, Ltd. 144A FRB Ser. 21-1A, Class A, (BBA LIBOR USD 3 Month + 1.10%), 1.228%, 4/22/34 (Cayman Islands)	2,049,000	2,051,131

Short Duration Bond Fund 43

COLLATERALIZED LOAN OBLIGATIONS (0.7%)* cont.	Principal amount	Value
Carlyle US CLO, Ltd. 144A FRB Ser. 21-3A, Class A1AR, (BBA LIBOR USD 3 Month + 0.90%), 1.032%, 7/20/29 (Cayman Islands)	$1,893,000	$1,893,042
Columbia Cent CLO 29, Ltd. 144A FRB Ser. 21-29A, Class AR, (BBA LIBOR USD 3 Month + 1.17%), 1.306%, 10/20/34 ##	1,463,000	1,463,000
HalseyPoint CLO I, Ltd. 144A FRB Ser. 19-1A, Class A1A1, (BBA LIBOR USD 3 Month + 1.35%), 1.482%, 1/20/33 (Cayman Islands)	2,028,000	2,030,231
Niagara Park CLO, Ltd. 144A FRB Ser. 21-1A, Class AR, (BBA LIBOR USD 3 Month + 1.00%), 1.122%, 7/17/32 (Cayman Islands)	3,842,000	3,847,840
Palmer Square CLO, Ltd. 144A FRB Ser. 21-2A, Class A, (BBA LIBOR USD 3 Month + 1.15%), 1.274%, 7/15/34 (Cayman Islands)	3,947,000	3,951,729
Total collateralized loan obligations (cost $17,768,327)		$17,755,078

U.S. TREASURY OBLIGATIONS (—%)*	Principal amount	Value
U.S. Treasury Bonds 2.25%, 8/15/46 [i]	$135,000	$142,899
Total U.S. treasury obligations (cost $142,899)		$142,899

SHORT-TERM INVESTMENTS (12.3%)*		Principal amount/ shares	Value
Alexandria Real Estate Equities, Inc. commercial paper 0.170%, 11/3/21		$6,000,000	$5,999,863
Amcor Flexibles NA, Inc. commercial paper 0.160%, 11/12/21		3,248,000	3,247,811
American Honda Finance Corp. commercial paper 0.160%, 11/8/21		4,000,000	3,999,867
Arabella Finance, LLC asset backed commercial paper 0.240%, 11/12/21		5,000,000	4,999,438
Arrow Electronics, Inc. commercial paper 0.250%, 11/9/21		5,000,000	4,999,496
Autonation, Inc. commercial paper 0.200%, 11/1/21		6,000,000	5,999,848
Aviation Capital Group, LLC commercial paper 0.190%, 11/1/21		6,000,000	5,999,955
Baker Hughes Holdings, LLC commercial paper 0.180%, 12/2/21		10,000,000	9,998,676
Cabot Corp. commercial paper 0.170%, 11/30/21		5,000,000	4,999,329
CHARTA, LLC asset backed commercial paper 0.120%, 11/10/21		3,000,000	2,999,912
Conagra Brands, Inc. commercial paper 0.300%, 1/10/22		5,000,000	4,996,887
Danaher Corp. commercial paper 0.200%, 11/1/21		5,000,000	4,999,946
Dominion Energy, Inc. commercial paper 0.200%, 12/1/21		5,000,000	4,999,303
Enbridge US, Inc. commercial paper 0.190%, 11/15/21		10,000,000	9,999,372
Energy Transfer LP commercial paper 0.350%, 11/1/21		7,000,000	6,999,823
Fidelity National Information Services, Inc. commercial paper 0.200%, 11/15/21		5,000,000	4,999,686
Healthpeak Properties, Inc. commercial paper 0.180%, 11/16/21		5,000,000	4,999,588
Humana, Inc. commercial paper 0.240%, 12/8/21		5,000,000	4,999,222
Humana, Inc. commercial paper 0.240%, 12/2/21		6,000,000	5,999,207
Ingredion, Inc. commercial paper 0.200%, 12/13/21		7,500,000	7,497,653
Intercontinental Exchange, Inc. commercial paper 0.160%, 11/4/21		5,000,000	4,999,785
International Flavors & Fragrances, Inc. commercial paper 0.300%, 12/10/21		3,000,000	2,999,447
PPG Industries, Inc. commercial paper 0.170%, 11/15/21		5,000,000	4,999,686
Putnam Short Term Investment Fund Class P 0.09% L	Shares	137,898,025	137,898,025
Realty Income Corp. commercial paper 0.170%, 11/23/21		$5,000,000	4,999,403

44 Short Duration Bond Fund

SHORT-TERM INVESTMENTS (12.3%)* cont.		Principal amount/ shares	Value
Realty Income Corp. commercial paper 0.170%, 11/1/21		$5,000,000	$4,999,925
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.03% P	Shares	460,000	460,000
Suncor Energy, Inc. commercial paper 0.220%, 12/9/21		$5,000,000	4,999,106
U.S. Treasury Bills 0.045%, 3/3/22 §		600,000	599,878
U.S. Treasury Bills 0.042%, 3/17/22 ∆ §		2,300,000	2,299,484
U.S. Treasury Bills 0.041%, 4/21/22 ∆ §		5,200,000	5,198,456
UDR, Inc. commercial paper 0.170%, 12/1/21		7,000,000	6,999,025
VW Credit, Inc. commercial paper 0.190%, 11/29/21		4,000,000	3,999,480
VW Credit, Inc. commercial paper 0.180%, 11/17/21		5,000,000	4,999,638
VW Credit, Inc. commercial paper 0.170%, 11/8/21		4,000,000	3,999,856
Total short-term investments (cost $308,186,624)			$308,186,076

TOTAL INVESTMENTS
Total investments (cost $2,503,555,021)	$2,499,185,241

Key to holding’s abbreviations
BKNT	Bank Note
bp	Basis Points
DAC	Designated Activity Company
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
GMTN	Global Medium Term Notes
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor.
IO	Interest Only
MTN	Medium Term Notes
OTC	Over-the-counter
PO	Principal Only

Notes to the fund’s portfolio
Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from November 1, 2020 through October 31, 2021 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.
*	Percentages indicated are based on net assets of $2,499,735,418.
∆∆	This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $13,416,396, or 0.5% of net assets.
∆	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $546,873 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 8).
§	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period. Collateral at period end totaled $7,027,092 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 8).

Short Duration Bond Fund 45

##	Forward commitment, in part or in entirety (Note 1).
[i]	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).
L	Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
P	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
R	Real Estate Investment Trust.
W	The rate shown represents the weighted average coupon associated with the underlying mortgage pools. Rates may be subject to a cap or floor.
Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
Debt obligations are considered secured unless otherwise indicated.
144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
The dates shown on debt obligations are the original maturity dates.

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/21
Notional amount	Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
$540,961,000	$8,812,255 E	$(5,631,965)	12/15/26	0.95% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	$3,180,290
1,103,673,000	8,343,768 E	1,844,746	12/15/23	3 month USD-LIBOR-BBA — Quarterly	0.40% — Semiannually	(6,499,022)
Total		$(3,787,219)	$(3,318,732)
E Extended effective date.

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 10/31/21
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
Bank of America N.A.
CMBX NA BBB−.6 Index	B+/P	$2,939	$43,000	$11,954	5/11/63	300 bp — Monthly	$(8,990)
CMBX NA BBB−.6 Index	B+/P	5,604	93,000	25,854	5/11/63	300 bp — Monthly	(20,195)
CMBX NA BBB−.6 Index	B+/P	11,483	186,000	51,708	5/11/63	300 bp — Monthly	(40,117)
CMBX NA BBB−.6 Index	B+/P	10,944	192,000	53,376	5/11/63	300 bp — Monthly	(42,320)
Citigroup Global Markets, Inc.
CMBX NA BB.6 Index	B-/P	16,784	112,553	49,433	5/11/63	500 bp — Monthly	(32,540)
CMBX NA BB.7 Index	B/P	1,123	22,000	7,374	1/17/47	500 bp — Monthly	(6,230)

46 Short Duration Bond Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 10/31/21 cont.
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
Credit Suisse International
CMBX NA BBB−.6 Index	B+/P	$282	$3,000	$834	5/11/63	300 bp — Monthly	$(550)
CMBX NA BBB−.7 Index	BB−/P	38,436	520,000	98,696	1/17/47	300 bp — Monthly	(59,957)
Goldman Sachs International
CMBX NA A.7 Index	BBB+/P	1,714	34,000	1,649	1/17/47	200 bp — Monthly	78
CMBX NA BBB−.6 Index	B+/P	216	2,000	556	5/11/63	300 bp — Monthly	(338)
CMBX NA BBB−.6 Index	B+/P	4,019	37,000	10,286	5/11/63	300 bp — Monthly	(6,245)
JPMorgan Securities LLC
CMBX NA BB.6 Index	B-/P	22,651	42,327	18,590	5/11/63	500 bp — Monthly	4,102
CMBX NA BB.7 Index	B/P	627,248	1,281,000	429,391	1/17/47	500 bp — Monthly	199,101
CMBX NA BBB−.6 Index	B+/P	639	2,000	556	5/11/63	300 bp — Monthly	85
Merrill Lynch International
CMBX NA BBB−.6 Index	B+/P	269	1,000	278	5/11/63	300 bp — Monthly	(8)
Morgan Stanley & Co. International PLC
CMBX NA A.7 Index	BBB+/P	(6)	6,000	291	1/17/47	200 bp — Monthly	(294)
CMBX NA BB.6 Index	B-/P	9,332	36,556	16,055	5/11/63	500 bp — Monthly	(6,688)
CMBX NA BB.6 Index	B-/P	18,481	72,149	31,688	5/11/63	500 bp — Monthly	(13,137)
CMBX NA BBB−.6 Index	B+/P	729	11,000	3,058	5/11/63	300 bp — Monthly	(2,323)
Upfront premium received		772,893		Unrealized appreciation		203,366
Upfront premium (paid)		(6)		Unrealized (depreciation)		(239,932)
Total		$772,887		Total		$(36,566)
* Payments related to the referenced debt are made upon a credit default event.
** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.
*** Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at October 31, 2021. Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

Short Duration Bond Fund 47

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 10/31/21
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Citigroup Global Markets, Inc.
CMBX NA A.7 Index	$(297)	$40,000	$1,940	1/17/47	(200 bp) — Monthly	$1,628
CMBX NA BBB−.6 Index	(9,679)	152,000	42,256	5/11/63	(300 bp) — Monthly	32,488
Credit Suisse International
CMBX NA BB.7 Index	(3,989)	217,409	95,486	5/11/63	(500 bp) — Monthly	91,286
CMBX NA BB.7 Index	(52,019)	282,000	94,526	1/17/47	(500 bp) — Monthly	42,233
CMBX NA BB.7 Index	(42,273)	257,000	86,146	1/17/47	(500 bp) — Monthly	43,623
CMBX NA BBB−.6 Index	(49,505)	418,000	116,204	5/11/63	(300 bp) — Monthly	66,455
Goldman Sachs International
CMBX NA BB.6 Index	(4,910)	46,175	20,280	5/11/63	(500 bp) — Monthly	15,325
CMBX NA BB.7 Index	(15,401)	94,000	31,509	1/17/47	(500 bp) — Monthly	16,016
CMBX NA BB.7 Index	(5,685)	28,000	9,386	1/17/47	(500 bp) — Monthly	3,673
CMBX NA BB.7 Index	(4,086)	27,000	9,050	1/17/47	(500 bp) — Monthly	4,938
CMBX NA BBB−.7 Index	(8,458)	104,000	19,739	1/17/47	(300 bp) — Monthly	11,221
CMBX NA BBB−.7 Index	(135)	2,000	380	1/17/47	(300 bp) — Monthly	244
CMBX NA BBB−.7 Index	(69)	1,000	190	1/17/47	(300 bp) — Monthly	120
CMBX NA BBB−.7 Index	(68)	1,000	190	1/17/47	(300 bp) — Monthly	121
JPMorgan Securities LLC
CMBX NA BBB−.7 Index	(96,488)	411,000	78,008	1/17/47	(300 bp) — Monthly	(18,719)
Merrill Lynch International
CMBX NA BB.7 Index	(58,463)	337,000	112,962	1/17/47	(500 bp) — Monthly	54,172
CMBX NA BBB−.7 Index	(82)	1,000	190	1/17/47	(300 bp) — Monthly	107

48 Short Duration Bond Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 10/31/21 cont.
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Morgan Stanley & Co. International PLC
CMBX NA BB.7 Index	$(24,622)	$122,000	$40,894	1/17/47	(500 bp) — Monthly	$16,154
CMBX NA BB.7 Index	(15,619)	81,000	27,151	1/17/47	(500 bp) — Monthly	11,453
CMBX NA BB.7 Index	(15,083)	75,000	25,140	1/17/47	(500 bp) — Monthly	9,984
Upfront premium received	—		Unrealized appreciation		421,241
Upfront premium (paid)	(406,931)		Unrealized (depreciation)		(18,719)
Total	$(406,931)		Total		$402,522
* Payments related to the referenced debt are made upon a credit default event.
** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Asset-backed securities	$—	$140,391,681	$16,344,613
Collateralized loan obligations	—	17,755,078	—
Corporate bonds and notes	—	1,276,128,459	—
Mortgage-backed securities	—	740,236,435	—
U.S. treasury obligations	—	142,899	—
Short-term investments	460,000	307,726,076	—
Totals by level	$460,000	$2,482,380,628	$16,344,613

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Interest rate swap contracts	$—	$468,487	$—
Totals by level	$—	$468,487	$—
At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Short Duration Bond Fund 49

Statement of assets and liabilities 10/31/21

ASSETS
Investment in securities, at value (Notes 1 and 8):
Unaffiliated issuers (identified cost $2,365,656,996)	$2,361,287,216
Affiliated issuers (identified cost $137,898,025) (Note 5)	137,898,025
Cash	104,571
Interest and other receivables	11,003,408
Receivable for shares of the fund sold	10,966,128
Receivable for investments sold	3,367,273
Unrealized appreciation on OTC swap contracts (Note 1)	624,607
Premium paid on OTC swap contracts (Note 1)	406,937
Total assets	2,525,658,165

LIABILITIES
Payable for investments purchased	11,944,943
Payable for purchases of delayed delivery securities (Note 1)	1,463,000
Payable for shares of the fund repurchased	8,802,808
Payable for compensation of Manager (Note 2)	1,278,608
Payable for Trustee compensation and expenses (Note 2)	57,602
Payable for distribution fees (Note 2)	321,924
Payable for variation margin on centrally cleared swap contracts (Note 1)	406,171
Unrealized depreciation on OTC swap contracts (Note 1)	258,651
Premium received on OTC swap contracts (Note 1)	772,893
Collateral on certain derivative contracts, at value (Notes 1 and 8)	602,899
Other accrued expenses	13,248
Total liabilities	25,922,747

Net assets	$2,499,735,418

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$2,505,169,141
Total distributable earnings (Note 1)	(5,433,723)
Total — Representing net assets applicable to capital shares outstanding	$2,499,735,418

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($1,383,391,592 divided by 135,851,882 shares)	$10.18
Offering price per class A share (100/97.75 of $10.18)*	$10.41
Net asset value and offering price per class B share ($717,181 divided by 70,525 shares)**	$10.17
Net asset value and offering price per class C share ($29,700,746 divided by 2,924,487 shares)**	$10.16
Net asset value, offering price and redemption price per class R share
($1,265,202 divided by 123,615 shares)	$10.24
Net asset value, offering price and redemption price per class R6 share
($6,941,411 divided by 678,887 shares)	$10.22
Net asset value, offering price and redemption price per class Y share
($1,077,719,286 divided by 105,666,119 shares)	$10.20

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

50 Short Duration Bond Fund

Statement of operations Year ended 10/31/21

INVESTMENT INCOME
Interest (including interest income of $268,637 from investments in affiliated issuers) (Note 5)	$47,642,381
Total investment income	47,642,381

EXPENSES
Compensation of Manager (Note 2)	8,254,847
Distribution fees (Note 2)	3,637,905
Other	21,469
Total expenses	11,914,221
Expense reduction (Note 2)	(4,123)
Net expenses	11,910,098

Net investment income	35,732,283

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain on:
Securities from unaffiliated issuers (Notes 1 and 3)	2,212,651
Swap contracts (Note 1)	9,735,328
Total net realized gain	11,947,979
Change in net unrealized depreciation on:
Securities from unaffiliated issuers	(15,194,001)
Swap contracts	(4,753,164)
Total change in net unrealized depreciation	(19,947,165)

Net loss on investments	(7,999,186)

Net increase in net assets resulting from operations	$27,733,097

The accompanying notes are an integral part of these financial statements.

Short Duration Bond Fund 51

Statement of changes in net assets

INCREASE IN NET ASSETS	Year ended 10/31/21	Year ended 10/31/20
Operations
Net investment income	$35,732,283	$29,520,947
Net realized gain on investments	11,947,979	2,395,226
Change in net unrealized appreciation (depreciation)
of investments	(19,947,165)	3,773,900
Net increase in net assets resulting from operations	27,733,097	35,690,073
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(20,729,403)	(18,189,542)
Class B	(14,433)	(18,031)
Class C	(246,069)	(307,022)
Class M	—	(3,316)
Class R	(16,420)	(16,074)
Class R6	(147,226)	(124,636)
Class Y	(15,516,480)	(11,187,226)
Increase from capital share transactions (Note 4)	489,451,342	1,006,540,513
Total increase in net assets	480,514,408	1,012,384,739

NET ASSETS
Beginning of year	2,019,221,010	1,006,836,271
End of year	$2,499,735,418	$2,019,221,010

The accompanying notes are an integral part of these financial statements.

52 Short Duration Bond Fund

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Short Duration Bond Fund 53

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from	From net			Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	From return	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)	on investments	operations	income	of capital	distributions	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)
Class A
October 31, 2021	$10.21	.16	(.03)	.13	(.16)	—	(.16)	$10.18	1.27	$1,383,392.62		1.52	24
October 31, 2020	10.15	.20	.06	.26	(.20)	—	(.20)	10.21	2.61	1,208,656.62		1.89	19
October 31, 2019	10.01	.28[a]	.19	.47	(.32)	(.01)	(.33)	10.15	4.78	612,829.62		2.75	18
October 31, 2018	10.15	.27[a]	(.09)	.18	(.32)	—	(.32)	10.01	1.80	105,367.65		2.67	386[d]
October 31, 2017	10.04	.24[a]	.11	.35	(.24)	—	(.24)	10.15	3.60	74,649.65		2.40	256[d]
Class B
October 31, 2021	$10.20	.14	(.03)	.11	(.14)	—	(.14)	$10.17	1.07	$717.82		1.34	24
October 31, 2020	10.14	.18	.06	.24	(.18)	—	(.18)	10.20	2.41	1,327.82		1.70	19
October 31, 2019	10.00	.26[a]	.19	.45	(.30)	(.01)	(.31)	10.14	4.55	909.82		2.62	18
October 31, 2018	10.10	.25[a]	(.08)	.17	(.27)	—	(.27)	10.00	1.71	711.85		2.46	386[d]
October 31, 2017	10.00	.22[a]	.11	.33	(.23)	—	(.23)	10.10	3.34	1,212.85		2.19	256[d]
Class C
October 31, 2021	$10.18	.08	(.02)	.06	(.08)	—	(.08)	$10.16	.61	$29,701	1.37	.77	24
October 31, 2020	10.12	.12	.06	.18	(.12)	—	(.12)	10.18	1.85	30,751	1.37	1.17	19
October 31, 2019	9.98	.21[a]	.18	.39	(.24)	(.01)	(.25)	10.12	4.00	20,930	1.37	2.08	18
October 31, 2018	10.06	.19[a]	(.08)	.11	(.19)	—	(.19)	9.98	1.09	12,518	1.40	1.92	386[d]
October 31, 2017	9.95	.16[a]	.11	.27	(.16)	—	(.16)	10.06	2.71	15,086	1.40	1.64	256[d]
Class R
October 31, 2021	$10.26	.13	(.02)	.11	(.13)	—	(.13)	$10.24	1.12	$1,265.87		1.26	24
October 31, 2020	10.20	.17	.07	.24	(.18)	—	(.18)	10.26	2.35	1,167.87		1.63	19
October 31, 2019	10.06	.27[a]	.17	.44	(.29)	(.01)	(.30)	10.20	4.49	426.87		2.64	18
October 31, 2018	10.19	.24[a]	(.08)	.16	(.29)	—	(.29)	10.06	1.58	341.90		2.41	386[d]
October 31, 2017	10.09	.24[a]	.09	.33	(.23)	—	(.23)	10.19	3.36	482.90		2.33	256[d]
Class R6
October 31, 2021	$10.25	.18	(.02)	.16	(.19)	—	(.19)	$10.22	1.52	$6,941.37		1.78	24
October 31, 2020	10.19	.22	.07	.29	(.23)	—	(.23)	10.25	2.86	8,496.37		2.14	19
October 31, 2019	10.05	.29[a]	.20	.49	(.34)	(.01)	(.35)	10.19	5.01	4,326.37		2.87	18
October 31, 2018	10.21	.30[a]	(.09)	.21	(.37)	—	(.37)	10.05	2.08	635.40		2.94	386[d]
October 31, 2017	10.10	.27[a]	.11	.38	(.27)	—	(.27)	10.21	3.87	452.40		2.68	256[d]
Class Y
October 31, 2021	$10.23	.18	(.02)	.16	(.19)	—	(.19)	$10.20	1.52	$1,077,719.37		1.76	24
October 31, 2020	10.16	.22	.08	.30	(.23)	—	(.23)	10.23	2.97	768,824.37		2.11	19
October 31, 2019	10.02	.30[a]	.19	.49	(.34)	(.01)	(.35)	10.16	5.03	365,277.37		3.01	18
October 31, 2018	10.19	.30[a]	(.10)	.20	(.37)	—	(.37)	10.02	1.99	84,601.40		2.95	386[d]
October 31, 2017	10.08	.27[a]	.11	.38	(.27)	—	(.27)	10.19	3.88	70,567.40		2.71	256[d]

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

54 Short Duration Bond Fund	Short Duration Bond Fund 55

Financial highlights cont.

Before June 1, 2018, the fund was managed with a materially different investment strategy and may have achieved materially different performance results under its current investment strategy from that shown for periods before that date.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset arrangements, if any (Note 2). Also excludes acquired fund fees, if any.

d Portfolio turnover includes TBA purchase and sale commitments.

The accompanying notes are an integral part of these financial statements.

56 Short Duration Bond Fund

Notes to financial statements 10/31/21

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from November 1, 2020 through October 31, 2021.

Putnam Short Duration Bond Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek as high a rate of current income as Putnam Management believes is consistent with preservation of capital. The fund invests in a diversified portfolio of fixed income securities. The fund’s investments may include corporate credit, including investment-grade debt, below-investment-grade debt (sometimes referred to as “junk bonds”), bank loans and structured credit; sovereign debt, including obligations of governments in developed and emerging markets; and securitized assets, including asset-backed securities, residential mortgage-backed securities (which may be backed by non-qualified or “sub-prime” mortgages), commercial mortgage-backed securities and collateralized mortgage obligations. Under normal circumstances, the fund will invest at least 80% of its net assets in bonds (bonds include any debt instrument, and may be represented by other investment instruments, including derivatives). This policy may be changed only after 60 days’ notice to shareholders. The fund normally maintains an effective duration of three years or less. Effective duration provides a measure of a fund’s interest-rate sensitivity.

The longer a fund’s duration, the more sensitive the fund is to shifts in interest rates. Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments. The fund may also use derivatives, such as futures, options, certain foreign currency transactions and swap contracts, for both hedging and non-hedging purposes. The fund may invest in securities that are purchased in private placements, which may be illiquid because they are subject to restrictions on resale.

The fund offers class A, class B, class C, class R, class R6 and class Y shares. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A shares are sold with a maximum front-end sales charge of 2.25%. Class A shares generally are not subject to a contingent deferred sales charge, and class R, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within two years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately eight years. Prior to March 1, 2021, class C shares generally converted to class A shares after approximately ten years. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class R shares, but do not bear a distribution fee, and in the case of class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles

Short Duration Bond Fund 57

generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements, is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least

58 Short Duration Bond Fund

equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, if any, and including amortization and accretion of premiums and discounts on debt securities, is recorded on the accrual basis.

Securities purchased or sold on a forward commitment or delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, for hedging term structure risk, for yield curve positioning and for gaining exposure to rates in various countries.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts for hedging credit risk, for gaining liquid exposure to individual names, to hedge market risk and for gaining exposure to specific sectors.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books.

Short Duration Bond Fund 59

Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral pledged to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $524,658 on open derivative contracts subject to the Master Agreements. Collateral pledged by the fund at period end for these agreements totaled $546,873 and may include amounts related to unsettled agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

60 Short Duration Bond Fund

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the committed line of credit and 1.30% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. For the reporting period, there were no material temporary or permanent differences. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $904,354 to decrease accumulated net investment loss and $904,354 to decrease accumulated net realized gain.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$21,234,465
Unrealized depreciation	(29,414,630)
Net unrealized depreciation	(8,180,165)
Undistributed long-term gains	1,833,753
Undistributed short-term gains	941,093
Cost for federal income tax purposes	$2,507,833,893

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a monthly base fee equal to 0.37% of the monthly average of the fund’s net asset value. In return for this fee, Putnam Management provides investment management and investor servicing and bears the fund’s organizational and operating expenses, excluding performance fee adjustments, payments under the fund’s distribution plan, brokerage, interest, taxes, investment related expenses, extraordinary expenses and acquired fund fees and expenses.

For the reporting period, the management fee represented an effective rate (excluding the impact of any expense waiver in effect) of 0.37% of the fund’s average net assets.

Short Duration Bond Fund 61

Putnam Management has contractually agreed, through February 28, 2023, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The aggregate amount of all reimbursements for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund is determined annually by the Trustees. These fees are being paid by Putnam Management as part of the management contract.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes. These fees are being paid by Putnam Management as part of the management contract.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts. Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%. These fees are being paid by Putnam Management as part of the management contract.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $4,123 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $1,633, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees. These fees are being paid by Putnam Management as part of the management contract.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003. These fees are being paid by Putnam Management as part of the management contract.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services

62 Short Duration Bond Fund

provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$3,324,171
Class B	1.00%	0.45%	4,693
Class C	1.00%	1.00%	302,747
Class R	1.00%	0.50%	6,294
Total			$3,637,905

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $23,440 from the sale of class A shares and received $72 and $156 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $1,115 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$1,038,186,510	$457,235,497
U.S. government securities (Long-term)	—	—
Total	$1,038,186,510	$457,235,497

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	YEAR ENDED 10/31/21		YEAR ENDED 10/31/20
Class A	Shares	Amount	Shares	Amount
Shares sold	77,552,793	$795,393,536	107,544,196	$1,091,681,006
Shares issued in connection with
reinvestment of distributions	1,991,960	20,429,060	1,780,865	18,020,118
	79,544,753	815,822,596	109,325,061	1,109,701,124
Shares repurchased	(62,078,235)	(636,606,308)	(51,328,592)	(516,908,367)
Net increase	17,466,518	$179,216,288	57,996,469	$592,792,757

Short Duration Bond Fund 63

	YEAR ENDED 10/31/21		YEAR ENDED 10/31/20
Class B	Shares	Amount	Shares	Amount
Shares sold	16,184	$165,650	94,862	$959,270
Shares issued in connection with
reinvestment of distributions	1,299	13,305	1,555	15,704
	17,483	178,955	96,417	974,974
Shares repurchased	(77,093)	(789,616)	(55,969)	(564,519)
Net increase (decrease)	(59,610)	$(610,661)	40,448	$410,455

	YEAR ENDED 10/31/21		YEAR ENDED 10/31/20
Class C	Shares	Amount	Shares	Amount
Shares sold	1,257,067	$12,854,326	2,007,943	$20,313,238
Shares issued in connection with
reinvestment of distributions	23,769	243,191	29,778	300,189
	1,280,836	13,097,517	2,037,721	20,613,427
Shares repurchased	(1,376,583)	(14,079,590)	(1,085,452)	(10,927,757)
Net increase (decrease)	(95,747)	$(982,073)	952,269	$9,685,670

			YEAR ENDED 10/31/20*
Class M			Shares	Amount
Shares sold			18	$179
Shares issued in connection with
reinvestment of distributions			—	—
			18	179
Shares repurchased			(211,391)	(2,137,154)
Net decrease			(211,373)	$(2,136,975)

	YEAR ENDED 10/31/21		YEAR ENDED 10/31/20
Class R	Shares	Amount	Shares	Amount
Shares sold	88,096	$908,823	106,617	$1,089,032
Shares issued in connection with
reinvestment of distributions	1,557	16,047	1,313	13,349
	89,653	924,870	107,930	1,102,381
Shares repurchased	(79,827)	(823,178)	(35,882)	(367,815)
Net increase	9,826	$101,692	72,048	$734,566

	YEAR ENDED 10/31/21		YEAR ENDED 10/31/20
Class R6	Shares	Amount	Shares	Amount
Shares sold	375,932	$3,870,995	565,376	$5,755,879
Shares issued in connection with
reinvestment of distributions	14,194	146,228	12,360	125,628
	390,126	4,017,223	577,736	5,881,507
Shares repurchased	(539,862)	(5,560,943)	(173,611)	(1,754,908)
Net increase (decrease)	(149,736)	$(1,543,720)	404,125	$4,126,599

64 Short Duration Bond Fund

	YEAR ENDED 10/31/21		YEAR ENDED 10/31/20
Class Y	Shares	Amount	Shares	Amount
Shares sold	86,118,540	$884,681,076	74,836,841	$759,129,895
Shares issued in connection with
reinvestment of distributions	1,483,838	15,238,847	1,104,343	11,198,333
	87,602,378	899,919,923	75,941,184	770,328,228
Shares repurchased	(57,118,660)	(586,650,107)	(36,694,952)	(369,400,787)
Net increase	30,483,718	$313,269,816	39,246,232	$400,927,441

* Effective November 25, 2019, the fund converted all of its class M shares to class A shares and class M shares were no longer able to be purchased.

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 10/31/20	cost	proceeds	income	of 10/31/21
Short-term investments
Putnam Short Term
Investment Fund*	$330,272,212	$835,348,943	$1,027,723,130	$268,637	$137,898,025
Total Short-term
investments	$330,272,212	$835,348,943	$1,027,723,130	$268,637	$137,898,025

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

On July 27, 2017, the United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. On March 5, 2021, the FCA and LIBOR’s administrator, ICE Benchmark Administration, announced that most LIBOR settings will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR settings will no longer be published after June 30, 2023. LIBOR has historically been a common benchmark interest rate index used to make adjustments to variable-rate loans. It is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments and borrowing arrangements. The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. While some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the date on which the applicable rate ceases to be published.

Short Duration Bond Fund 65

Beginning in January 2020, global financial markets have experienced, and may continue to experience, significant volatility resulting from the spread of a virus known as Covid–19. The outbreak of Covid–19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of Covid–19 have adversely affected, and may continue to adversely affect, the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the fund’s performance.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Centrally cleared interest rate swap contracts (notional)	$1,360,600,000
OTC credit default contracts (notional)	$5,400,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Credit contracts	Receivables	$809,453	Payables	$809,453
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Interest rate contracts	appreciation	8,812,255*	Unrealized depreciation	8,343,768*
Total		$9,621,708		$9,153,221

* Includes cumulative appreciation/depreciation of centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted for as
hedging instruments under ASC 815	Swaps	Total
Credit contracts	$9,337	$9,337
Interest rate contracts	9,725,991	$9,725,991
Total	$9,735,328	$9,735,328

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted for as
hedging instruments under ASC 815	Swaps	Total
Credit contracts	$(27,921)	$(27,921)
Interest rate contracts	(4,725,243)	$(4,725,243)
Total	$(4,753,164)	$(4,753,164)

66 Short Duration Bond Fund

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Short Duration Bond Fund 67

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Capital, Inc. (clearing broker)	Citigroup Global Markets, Inc.	Credit Suisse International	Goldman Sachs International	JPMorgan Securities LLC	Merrill Lynch International	Morgan Stanley & Co. International PLC	Total
Assets:
Centrally cleared interest rate swap contracts§	$—	$—	$—	$—	$—	$—	$—	$—	$—
OTC Credit default contracts — protection sold*#	—	—	—	—	—	—	—	—	—
OTC Credit default contracts — protection purchased*#	—	—	44,092	391,383	90,470	77,769	112,824	92,915	809,453
Total Assets	$—	$—	$44,092	$391,383	$90,470	$77,769	$112,824	$92,915	$809,453
Liabilities:
Centrally cleared interest rate swap contracts§	—	406,171	—	—	—	—	—	—	406,171
OTC Credit default contracts — protection sold*#	142,592	—	56,677	99,225	12,454	447,250	277	50,978	809,453
OTC Credit default contracts — protection purchased*#	—	—	—	—	—	—	—	—	—
Total Liabilities	$142,592	$406,171	$56,677	$99,225	$12,454	$447,250	$277	$50,978	$1,215,624
Total Financial and Derivative Net Assets	$(142,592)	$(406,171)	$(12,585)	$292,158	$78,016	$(369,481)	$112,547	$41,937	$(406,171)
Total collateral received (pledged)†##	$(142,592)	$—	$—	$292,158	$78,016	$(369,481)	$112,547	$—
Net amount	$—	$(406,171)	$(12,585)	$—	$—	$—	$—	$41,937
Controlled collateral received (including TBA commitments)**	$—	$—	$—	$350,000	$110,000	$—	$142,899	$—	$602,899
Uncontrolled collateral received	$—	$—	$—	$—	$—	$—	$—	$—	$—
Collateral (pledged) (including TBA commitments)**	$(173,965)	$—	$—	$—	$—	$(372,908)	$—	$—	$(546,873)

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on centrally cleared swap contracts, which is not included in the table above, amounted to $7,027,092.

Note 9: New accounting pronouncements

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2020–04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020–04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. The discontinuation of LIBOR was subsequently extended to June 30, 2023. ASU 2020–04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying this provision.

Federal tax information (Unaudited)

Pursuant to §852 of the Internal Revenue Code, as amended, the fund hereby designates $2,017,128 as a capital gain dividend with respect to the taxable year ended October 31, 2021, or, if subsequently determined to be different, the net capital gain of such year.

For the reporting period, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $20,293,293 of distributions paid as qualifying to be taxed as interest-related dividends, and no monies to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2022 will show the tax status of all distributions paid to your account in calendar 2021.

68 Short Duration Bond Fund	Short Duration Bond Fund 69

About the Trustees

INDEPENDENT TRUSTEES

Liaquat Ahamed
Born 1952, Trustee since 2012
Principal occupations during past five years: Author; won Pulitzer Prize for *Lords of Finance: The Bankers Who Broke the World*

Other directorships: Chairman of the Sun Valley Writers Conference, a literary not-for-profit organization, and a Trustee of the Journal of Philosophy.

Ravi Akhoury
Born 1947, Trustee since 2009
Principal occupations during past five years: Private investor

Other directorships: Director of English Helper, Inc., a private software company; Trustee of the Rubin Museum, serving on the Investment Committee; and previously a Director of RAGE Frameworks, Inc.

Barbara M. Baumann
Born 1955, Trustee since 2010
Principal occupations during past five years: President of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects.

Other directorships: Director of Devon Energy Corporation, a publicly traded independent natural gas and oil exploration and production company; Director of National Fuel Gas Company, a publicly traded energy company that engages in the production, gathering, transportation, distribution, and marketing of natural gas; Senior Advisor to the energy private equity firm First Reserve; Director of Ascent Resources, LLC, a private independent exploration and production company; Director of Texas American Resources Company II, a private, independent oil and gas exploration and production company; member of the Finance Committee of the Children's Hospital of Colorado; member of the Investment Committee of the Board of The Denver Foundation; and previously a Director of publicly traded companies Buckeye Partners LP, UNS Energy Corporation, CVR Energy Company, and SM Energy Corporation.

Katinka Domotorffy
Born 1975, Trustee since 2012
Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Foundation and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies.

Other directorships: Director of the Great Lakes Science Center and of College Now Greater Cleveland.

Catharine Bond Hill
Born 1954, Trustee since 2017
Principal occupations during past five years: Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, the 10th president of Vassar College.

Other directorships: Director of Yale-NUS College and Trustee of Yale University.

Paul L. Joskow
Born 1947, Trustee since 1997
Principal occupations during past five years: The Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). From 2008 to 2017, the President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance.

Other directorships: Vice Chair of the Board of Directors of the Whitehead Institute for Biomedical Research, a non-profit biomedical research institute; a Director of Exelon Corporation, an energy company focused on power services; and a member Emeritus of the Board of Advisors of the Boston Symphony Orchestra.

Kenneth R. Leibler
Born 1949, Trustee since 2006
Vice Chair from 2016 to 2018, and Chair since 2018
Principal occupations during past five years: Vice Chairman Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston. Member of the Investment Committee of the Boston Arts Academy Foundation.

Other directorships: Director of Eversource Corporation, which operates New England's largest energy delivery system; previously the Chairman of the Boston Options Exchange, an electronic market place for the trading of listed derivatives securities; previously the Chairman and Chief Executive Officer of the Boston Stock Exchange; and previously the President and Chief Operating Officer of the American Stock Exchange.

70 Short Duration Bond Fund

George Putnam, III

Born 1951, Trustee since 1984

Principal occupations during past five years: Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services, and President of New Generation Advisors, LLC, a registered investment adviser to private funds.

Other directorships: Director of The Boston Family Office, LLC, a registered investment advisor; a Trustee of the Gloucester Marine Genomics Institute; previously a Trustee of the Marine Biological Laboratory; and previously a Trustee of Epiphany School.

Manoj P. Singh

Born 1952, Trustee since 2017

Principal occupations during past five years: Until 2015, Chief Operating Officer and Global Managing Director at Deloitte Touche Tohmatsu, Ltd., a global professional services organization, serving on the Deloitte U.S. Board of Directors and the boards of Deloitte member firms in China, Mexico, and Southeast Asia.

Other directorships: Director of Abt Associates, a global research firm working in the fields of health, social and environmental policy, and international development; Trustee of Carnegie Mellon University; Director of Pratham USA, an organization dedicated to children's education in India; member of the advisory board of Altimetrik, a business transformation and technology solutions firm; and Director of DXC Technology, a global IT services and consulting company.

Mona K. Sutphen

Born 1967, Trustee since 2020

Principal occupations during past five years: Senior Advisor at The Vistria Group, a private investment firm focused on middle-market companies in the healthcare, education, and financial services industries. From 2014 to 2018, Partner at Macro Advisory Partners, a global consulting firm.

Other directorships: Director of Unitek Learning, a private nursing and medical services education provider in the United States; Director of Pattern Energy Group LP, a private renewable energy company; previous Director of Pattern Energy, a publicly traded renewable energy company; Board Member, International Rescue Committee; Co-Chair of the Board of Human Rights First; Trustee of Mount Holyoke College; and member of the Advisory Board for the Center on Global Energy Policy at Columbia University's School of International and Public Affairs.

INTERESTED TRUSTEE

Robert L. Reynolds*

Trustee since 2008 and President and Chief Executive Officer of Putnam Investments since 2008

Principal occupations during past five years: President and Chief Executive Officer of Putnam Investments; President and Chief Executive Officer of Great-West Financial, a financial services company that provides retirement savings plans, life insurance, and annuity and executive benefits products; President and Chief Executive Officer of Great-West Lifeco U.S. Inc., a holding company that owns Putnam Investments and Great-West Financial; and member of Putnam Investments' and Great-West Financial's Board of Directors.

Other directorships: Director of West Virginia University Foundation; director of the Concord Museum; director of Dana-Farber Cancer Institute; Chairman of Massachusetts Competitive Partnership; director of Boston Chamber of Commerce; member of the Chief Executives Club of Boston; member of the National Innovation Initiative; member of the Massachusetts General Hospital President's Council; member of the Council on Competitiveness; and previously the President of the Commercial Club of Boston.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is 100 Federal Street, Boston, MA 02110.

As of October 31, 2021, there were 100 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Short Duration Bond Fund 71

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

James F. Clark (Born 1974)	Susan G. Malloy (Born 1957)
Vice President and Chief Compliance Officer	Vice President and Assistant Treasurer
Since 2016	Since 2007
Chief Compliance Officer and Chief Risk Officer,	Head of Accounting and Middle Office Services,
Putnam Investments, and Chief Compliance Officer,	Putnam Investments and Putnam Management
Putnam Management
Denere P. Poulack (Born 1968)
Nancy E. Florek (Born 1957)	Assistant Vice President, Assistant Clerk,
Vice President, Director of Proxy Voting and Corporate	and Assistant Treasurer
Governance, Assistant Clerk, and Assistant Treasurer	Since 2004
Since 2000
Janet C. Smith (Born 1965)
Michael J. Higgins (Born 1976)	Vice President, Principal Financial Officer, Principal
Vice President, Treasurer, and Clerk	Accounting Officer, and Assistant Treasurer
Since 2010	Since 2007
Head of Fund Administration Services,
Jonathan S. Horwitz (Born 1955)	Putnam Investments and Putnam Management
Executive Vice President, Principal Executive Officer,
and Compliance Liaison	Stephen J. Tate (Born 1974)
Since 2004	Vice President and Chief Legal Officer
Since 2021
Richard T. Kircher (Born 1962)	General Counsel, Putnam Investments,
Vice President and BSA Compliance Officer	Putnam Management, and Putnam Retail Management
Since 2019
Assistant Director, Operational Compliance, Putnam	Mark C. Trenchard (Born 1962)
Investments and Putnam Retail Management	Vice President
Since 2002
Director of Operational Compliance, Putnam
Investments and Putnam Retail Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is 100 Federal Street, Boston, MA 02110.

72 Short Duration Bond Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Jonathan S. Horwitz
Putnam Investment	Kenneth R. Leibler, Chair	Executive Vice President,
Management, LLC	Liaquat Ahamed	Principal Executive Officer,
100 Federal Street	Ravi Akhoury	and Compliance Liaison
Boston, MA 02110	Barbara M. Baumann
	Katinka Domotorffy	Richard T. Kircher
Investment Sub-Advisors	Catharine Bond Hill	Vice President and BSA
Putnam Investments Limited	Paul L. Joskow	Compliance Officer
16 St James’s Street	George Putnam, III
London, England SW1A 1ER	Robert L. Reynolds	Susan G. Malloy
	Manoj P. Singh	Vice President and
The Putnam Advisory Company, LLC	Mona K. Sutphen	Assistant Treasurer
100 Federal Street
Boston, MA 02110	Officers	Denere P. Poulack
	Robert L. Reynolds	Assistant Vice President,
Marketing Services	President	Assistant Clerk, and
Putnam Retail Management		Assistant Treasurer
Limited Partnership	James F. Clark
100 Federal Street	Vice President, Chief Compliance	Janet C. Smith
Boston, MA 02110	Officer, and Chief Risk Officer	Vice President,
Principal Financial Officer,
Custodian	Nancy E. Florek	Principal Accounting Officer,
State Street Bank	Vice President, Director of	and Assistant Treasurer
and Trust Company	Proxy Voting and Corporate
	Governance, Assistant Clerk,	Stephen J. Tate
Legal Counsel	and Assistant Treasurer	Vice President and
Ropes & Gray LLP		Chief Legal Officer
Michael J. Higgins
Independent Registered	Vice President, Treasurer,	Mark C. Trenchard
Public Accounting Firm	and Clerk	Vice President
PricewaterhouseCoopers LLP

This report is for the information of shareholders of Putnam Short Duration Bond Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In April 2021, the Code of Ethics of Putnam Investments was amended. The key changes to the Code of Ethics are as follows: (i) Employees may invest in the Putnam Exchange Traded Funds (ETFs) with preclearing requirements for certain individuals (ii) All employees must hold Putnam ETFs in an approved Putnam broker (iii) All access persons must report Putnam ETF trades or holdings in the quarterly transaction report or annual holdings report.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit, Compliance and Risk Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each member of the Audit, Compliance and Risk Committee also possesses a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualifies him or her for service on the Committee. In addition, the Trustees have determined that each of Dr. Hill, Dr. Joskow, and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education; in the case of Dr. Joskow, including his experience serving on the audit committees of several public companies and institutions and his education and experience as an economist who studies companies and industries, routinely using public company financial statements in his research. The SEC has stated, and the funds’ amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Risk Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

October 31, 2021	$93,932	$ —	$7,815	$ —
October 31, 2020	$108,792	$ —	$8,192	$ —

For the fiscal years ended October 31, 2021 and October 31, 2020, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $272,714 and $353,971 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Risk Committee. The Audit, Compliance and Risk Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Risk Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2–01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

October 31, 2021	$ —	$264,899	$ —	$ —
October 31, 2020	$ —	$345,842	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 180 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: December 28, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: December 28, 2021

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: December 28, 2021